EXCHANGE CIRCULAR
[LOGO OF DOW CHEMICAL COMPANY]

                           THE DOW CHEMICAL COMPANY

                               OFFER TO EXCHANGE
                        DEBENTURES DUE JANUARY 15, 2009
                      FOR ANY AND ALL OF ITS OUTSTANDING

             $218,640,000                           $183,976,000
    9% DEBENTURES DUE APRIL 1, 2021      8.85% DEBENTURES DUE SEPTEMBER 15,
        (CUSIP NO. 260543 BA 0)                         2021
                                               (CUSIP NO. 260543 BC 6)

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, FEBRUARY 2, 1999 UNLESS EXTENDED (THE "EXPIRATION DATE").


  The Dow Chemical Company (the "Company"), a Delaware corporation, hereby offers, upon the terms and subject to the conditions set forth in this Exchange Circular (the "Exchange Circular") and the accompanying Letter of Transmittal (the "Letter of Transmittal," which, together with this Exchange Circular, constitute the "Exchange Offer"), to exchange its Debentures due January 15, 2009 (the "New Debentures") in an aggregate principal amount to be determined in the manner set forth herein, for any and all of its $218,640,000 aggregate principal amount of outstanding 9% Debentures due April 1, 2021 (the "9% Debentures") and for any and all of its $183,976,000 aggregate principal amount of outstanding 8.85% Debentures due September 15, 2021 (the "8.85% Debentures" and, together with the 9% Debentures, the "Old Debentures") from the registered holders thereof. Registered holders of Old Debentures or New Debentures are referred to herein individually as a "Holder" and collectively as the "Holders." The terms of the New Debentures are discussed in "Exchange Circular Summary Comparison of Old Debentures and New Debentures" and "Description of New Debentures." The Old Debentures were, and the New Debentures will be, issued pursuant to, and are entitled to the benefits of, an Indenture (the "Indenture"), dated as of January 15, 1990, as supplemented by the Supplemental Indenture to be dated the Expiration Date, between the Company and The Chase Manhattan Bank, as trustee (the "Trustee").

  The Company will accept for exchange any and all Old Debentures validly tendered and not withdrawn prior to the Expiration Date. Old Debentures may be tendered only in multiples of $1,000 of principal amount. See "The Exchange Offer--Procedures for Tendering Old Debentures." The Exchange Offer is subject to certain customary conditions. See "The Exchange Offer--Conditions to the Exchange Offer." Holders that tender and do not withdraw their Old Debentures will receive upon acceptance of the Old Debentures by the Company, in addition to the New Debentures and accrued interest on the Old Debentures accepted for exchange, a participation fee equal to 1.5% of the principal amount tendered (the "Participation Fee"). Holders that do not tender Old Debentures are not eligible to receive the Participation Fee.

  The New Debentures will constitute, and the Old Debentures constitute, general unsecured obligations of the Company, and the Old Debentures rank, and the New Debentures will rank, pari passu with all existing and future unsecured and unsubordinated senior indebtedness of the Company.

  Based on an interpretation by the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission"), the Company believes that the New Debentures issued pursuant to the Exchange Offer, like the Old Debentures, may be offered for resale, resold, and otherwise transferred by any Holder thereof without compliance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act").

  The New Debentures will bear interest at a rate that will be different from the interest rate on the Old Debentures, as described herein. For the New Debentures, the per annum interest rate (the "New Debenture Coupon") will be equal to the sum of: (i) the yield to maturity on the 4 3/4% U.S. Treasury Note Due November 15, 2008 (the "New Debenture Benchmark Treasury Yield"); plus (ii) 130 basis points (the "New Debenture Coupon Spread").

  Each Holder exchanging Old Debentures for New Debentures pursuant hereto will receive, in exchange for each $1,000 in aggregate principal amount of Old Debentures exchanged, New Debentures in a principal amount (rounded to the nearest cent) equal to: (i) the principal amount tendered times (ii) the Old Debenture Exchange Price (as defined herein) divided by (iii) $1,000. New Debentures will only be issued in denominations of $1,000 or integral multiples thereof, any fractional portion of New Debentures will be paid in cash on the Exchange Date to all holders exchanging Old Debentures. All

                                                 (cover continued on next page)

  SEE "RISK FACTORS" ON PAGE 10 FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED IN EVALUATING THE EXCHANGE OFFER.

THE OFFER OF THE SECURITIES CONTEMPLATED IN THE EXCHANGE OFFER IS MADE PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED, PROVIDED BY SECTION 3(A)(9) THEREOF AND, ACCORDINGLY, THE OFFER OF SUCH SECURITIES HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS EXCHANGE CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

             The date of this Exchange Circular is January 5, 1999.

(Continued from cover page)

calculations, including calculations of the 9% Debenture Exchange Price (as defined herein) and the 8.85% Debenture Exchange Price (as defined herein), will be made in accordance with standard market practice and in a manner consistent with the methodology set forth in Schedule A attached hereto, and consistent with the hypothetical calculations set forth in Schedules B through D attached hereto. See "The Exchange Offer--Calculations and Payment."

  The "9% Debenture Exchange Price" will be a price per $1,000 principal amount of the 9% Debentures (calculated as described herein and rounded to the nearest cent) intended to result in a yield to maturity on the Exchange Date equal to the sum of: (i) the yield to maturity on the 5 1/4% U.S. Treasury Note Due November 15, 2028 (the "Old Debenture Benchmark Treasury Yield"); and
(ii) 140 basis points (the "9% Exchange Spread").

  The "8.85% Debenture Exchange Price" will be a price per $1,000 principal amount of the 8.85% Debentures (calculated as described herein and rounded to the nearest cent) intended to result in a yield to maturity on the Exchange Date equal to the sum of: (i) the Old Debenture Benchmark Treasury Yield; and
(ii) 140 basis points (the "8.85% Exchange Spread").

  The 9% Debenture Exchange Price and the 8.85% Debenture Exchange Price are referred to collectively herein as the "Old Debenture Exchange Prices" and individually as an "Old Debenture Exchange Price." The Old Debenture Benchmark Treasury Yield and the New Debenture Benchmark Treasury Yield are referred to as the "Benchmark Treasury Yields."

  The Benchmark Treasury Yields will be calculated by the Financial Advisor in accordance with standard market practice, based upon the bid side yield for the 4 3/4% U.S. Treasury Note Due November 15, 2008 (the "New Debenture Benchmark Treasury") and the 5 1/4% U.S. Treasury Note Due November 15, 2028 (the "Old Debenture Benchmark Treasury" and together with the New Debenture Benchmark Treasury, the "Benchmark Treasuries") as of 2:00 p.m., New York City time, on the second business day prior to the Expiration Date as displayed on the Bloomberg Government Pricing Monitor, Page PX7 for the New Debenture Benchmark Treasury Yield and Page PX8 for the Old Debenture Benchmark Treasury Yield (or any recognized quotation source selected by the Financial Advisor in its discretion if the Bloomberg Pricing Monitor is not available or is manifestly erroneous).

  The New Debenture Coupon, the Benchmark Treasury Yields, and the Old Debenture Exchange Prices, will be determined as of 2:00 p.m., New York City time, on Friday, January 29, 1999, unless the Exchange Offer is extended by more than three business days, in which case they may be determined at such time on the second business day prior to the Expiration Date (the "Price Determination Date").

  Holders of Old Debentures accepted for exchange will receive, on the Exchange Date, the amount of interest accrued on the Old Debentures to, but not including, the Exchange Date. Interest on the New Debentures will accrue from, and including, the Exchange Date. The first interest payment date on the New Debentures will be July 15, 1999. The Exchange Date will be the third business day following the Expiration Date.

  Any Old Debentures not tendered and not accepted for exchange will remain outstanding.

  The Company has not entered into any arrangement or understanding with any person to distribute the New Debentures to be received in the Exchange Offer and, to the best of the Company's information and belief, each person participating in the Exchange Offer is acquiring the New Debentures in the ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Debentures.

  The Company has made no arrangements for, and has no understanding with any dealer, salesman, or other person regarding, the solicitation of tenders hereunder, and no person has been authorized by the Company to give any information or to make any representations in connection with, the Exchange Offer other than those contained or incorporated by reference in this Exchange Circular and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company. Neither the delivery of this Exchange Circular nor the exchange of New Debentures for Old Debentures shall, under any circumstances, create any implication that the information contained herein is true, accurate, or complete as of any time subsequent to the date hereof.

  The Company will not receive any proceeds from the Exchange Offer. The Company has agreed to pay all reasonable and customary expenses associated with the Exchange Offer (other than any fees, commissions or concessions of any brokers, dealers or Custodians (as defined herein)).

  The Exchange Agent (as defined herein) and The Depository Trust Company ("DTC") have confirmed that the Exchange Offer is eligible for the DTC Automated Tender Offer Program ("ATOP"). Accordingly, DTC participants may electronically transmit their acceptance of the Exchange Offer by causing DTC to transfer Old Debentures to the Exchange Agent in accordance with the DTC's ATOP procedures for such a transfer. DTC will then send an Agent's Message (as defined herein) to the Exchange Agent.

                                ---------------

  NONE OF THE COMPANY, THE BOARD OF DIRECTORS OF THE COMPANY, EXECUTIVE OFFICERS OF THE COMPANY, THE FINANCIAL ADVISOR, THE INFORMATION AGENT OR THE EXCHANGE AGENT MAKES ANY RECOMMENDATION TO HOLDERS OF OLD DEBENTURES AS TO WHETHER TO EXCHANGE OR REFRAIN FROM EXCHANGING THEIR OLD DEBENTURES. IN ADDITION, NO ONE HAS BEEN AUTHORIZED TO MAKE ANY SUCH RECOMMENDATION. HOLDERS OF OLD DEBENTURES MUST MAKE THEIR OWN DECISION WHETHER TO EXCHANGE OLD DEBENTURES PURSUANT TO THE EXCHANGE OFFER AND, IF SO, THE AGGREGATE PRINCIPAL AMOUNT OF OLD DEBENTURES TO EXCHANGE.

  THE EXCHANGE OFFER IS NOT BEING MADE TO, NOR WILL THE COMPANY ACCEPT TENDERS FOR EXCHANGE FROM, HOLDERS OF OLD DEBENTURES IN ANY JURISDICTION IN WHICH THE EXCHANGE OFFER OR THE ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE SECURITIES OR BLUE SKY LAWS OF SUCH JURISDICTION.

                             AVAILABLE INFORMATION

  The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements, and other information with the Commission. Such reports, proxy statements, and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located at 7 World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Commission also maintains a site on the World Wide Web at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the Commission. Such reports, proxy statements and other information can also be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE"), the Pacific Exchange and the Philadelphia Stock Exchange, Inc.

  The Company has instructed the Financial Advisor, the Exchange Agent, and the Information Agent not to solicit exchanges in connection with the Exchange Offer or to make any recommendation with respect to acceptance or rejection of the Exchange Offer. Solicitations will be made solely by employees of the Company. The Financial Advisor, the Exchange Agent and the Information Agent will answer any questions from Holders of the Old Debentures with respect to the Exchange Offer solely by reference to the terms of this Exchange Circular, and Holders may contact the Financial Advisor, the Exchange Agent and the Information Agent at the addresses and telephone numbers listed below. Holders of the Old Debentures who have any questions regarding the mechanics of the Exchange Offer should contact either the Exchange Agent or the Information Agent. In addition, all questions with respect to the Exchange Offer may be directed to the Company (Attn: Stefan Koch, Finance Manager, telephone number
(517) 636-2765).

          FINANCIAL ADVISOR:                     INFORMATION AGENT:
          MERRILL LYNCH & CO.                 GEORGESON & COMPANY INC.
  World Financial Center North Tower        Wall Street Plaza, 30th Floor
        New York, NY 10281-1307                  New York, NY 10005
      (888) 654-8637 (toll free)             (800) 223-2064 (toll free)
     (212) 449-4914 (call collect)            (212) 440-9800 (collect)
          Attn: David Parsons                    Attn: Keith Haynes

                                EXCHANGE AGENT:
                           THE CHASE MANHATTAN BANK

         By Hand:            By Registered Mail:      By Overnight Delivery:
     Corporate Trust       The Chase Manhattan Bank  The Chase Manhattan Bank
    Securities Window      Money Market Operations    Money Market Operations
     55 Water Street           55 Water Street            55 Water Street
         Room 234                  Room 234                  Room 234
      North Building            North Building            North Building
    New York, NY 10041        New York, NY 10041        New York, NY 10041
   Attn: Carlos Esteves      Attn: Joseph Buthorn      Attn: Joseph Buthorn

                                 By Facsimile:
                       (212) 638-7380 or (212) 638-7381

                             Confirm by Telephone:
                                (212) 638-0828

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

  The following documents filed by the Company with the Commission pursuant to
Section 13 of the Exchange Act are incorporated herein by reference: (1) the Company's Annual Report on Form 10-K for the year ended December 31, 1997; and
(2) the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998.

  All documents filed by the Company pursuant to Section 13(a), 13(c), 14, or 15(d) of the Exchange Act subsequent to the date of this Exchange Circular and prior to the Expiration Date are deemed to be incorporated by reference herein and shall be a part hereof from their respective filing dates. Information contained in this Exchange Circular modifies or supersedes similar information contained in the document incorporated by reference above. Further, information contained in any subsequently filed document, which is deemed to be incorporated by reference in this Exchange Circular, will modify and supersede similar information contained in this Exchange Circular or the document incorporated by reference above.

  The Company will provide, without charge, to each person to whom a copy of this Exchange Circular is delivered, upon written or oral request, a copy of any and all of the documents incorporated by reference in this Exchange Circular, other than exhibits to such documents unless such exhibits are specifically incorporated by reference into the documents that this Exchange Circular incorporates. Requests for copies of such documents, should be directed to Stefan Koch, The Dow Chemical Company, 2030 Dow Center, Midland, Michigan 48674, telephone number (517) 636-2765.

                           EXCHANGE CIRCULAR SUMMARY

  The following summary is qualified in its entirety by the more detailed information appearing elsewhere, or incorporated by reference, in this Exchange Circular. See "Risk Factors" for a discussion of certain factors that should be considered in connection with the Exchange Offer and the New Debentures offered hereby.

                                  THE COMPANY

  The Dow Chemical Company is engaged in the manufacture and sale of chemicals, plastic materials, agricultural products and other specialized products and services.

  The Company was incorporated in 1947 under Delaware law and is the successor to a Michigan corporation organized in 1897. Its principal executive offices are located at 2030 Dow Center, Midland, Michigan 48674, telephone number (517) 636-1000.

                               THE EXCHANGE OFFER

Old Debentures:...............  9% Debentures due April 1, 2021 (CUSIP No.
                                260543 BA 0) with an aggregate principal amount outstanding of $218,640,000.

                                8.85% Debentures due September 15, 2021 (CUSIP No. 260543 BC 6) with an aggregate principal amount outstanding of $183,976,000.

Exchange Price:...............  The 9% Debenture Exchange Price will be equal to the price per $1,000 principal amount of the 9% Debentures (as calculated herein and rounded to the nearest cent) intended to result in a yield to maturity on the Exchange Date equal to the sum of: (i) the Old Debenture Benchmark Treasury Yield; and (ii) the 9% Exchange Spread.

                                The 8.85% Debenture Exchange Price will be equal to the price per $1,000 principal amount of the 8.85% Debentures (as calculated herein and rounded to the nearest cent) intended to result in a yield to maturity on the Exchange Date equal to the sum of: (i) the Old Debenture Benchmark Treasury Yield; and (ii) the 8.85% Exchange Spread.

9% Exchange Spread:...........  140 basis points

8.85% Exchange Spread:........  140 basis points

Old Debenture Benchmark
Treasury Yield:...............  The yield to maturity on the 5 1/4% U.S.
                                Treasury Note Due November 15, 2028, based upon the bid side yield as of 2:00 p.m., New York City time, on the Price Determination Date as displayed on the Bloomberg Government Pricing Monitor, Page PX8 (or any recognized quotation source selected by the Financial Advisor if the Bloomberg Pricing Monitor is not available or is manifestly erroneous).

Exchange Ratio:...............  Each holder exchanging Old Debentures for New
                                Debentures will receive a principal amount of New Debentures equal to: (i) the principal amount tendered times (ii) the Old Debenture Exchange Price divided by (iii) $1,000. New Debentures will only be issued in denominations of $1,000 or integral multiples thereof and any fractional portions of New Debentures will be paid in cash on the Exchange Date to all holders exchanging Old Debentures.

New Debenture Coupon:.........  The New Debentures will have a coupon equal to the sum of: (i) the New Debenture Benchmark
                                Treasury Yield; plus (ii) the New Debenture
                                Coupon Spread.

New Debenture Coupon
Spread:.......................  130 basis points

New Debenture Benchmark
Treasury Yield:...............  The yield to maturity on the 4 3/4% U.S.
                                Treasury Note Due November 15, 2008, based upon the bid side yield as of 2:00 p.m., New York City time, on the Price Determination Date as displayed on the Bloomberg Government Pricing Monitor, Page PX7 (or any recognized quotation source selected by the Financial Advisor if the Bloomberg Pricing Monitor is not available or is manifestly erroneous).

Accrued Interest:.............  Holders of Old Debentures accepted for exchange will receive, on the Exchange Date, the amount of interest accrued on the Old Debentures to, but not including, the Exchange Date. Interest on the New Debentures will accrue from, and including, the Exchange Date.

Participation Fee:............  Holders that tender their Old Debentures will receive upon acceptance of the Old Debentures by the Company a Participation Fee equal to 1.5% of the principal amount exchanged.

Price Determination Date:.....  2:00 p.m., New York City time, on Friday,
                                January 29, 1999, unless the Exchange Offer is extended, in which case such date may be determined on the second business day prior to the Expiration Date.

Expiration Date:..............  12:00 midnight, New York City time, on Tuesday,
                                February 2, 1999 unless the Company extends the Exchange Offer in accordance with procedures described herein. See "The Exchange Offer-- Expiration Date; Extensions; Terminations; Amendments."

Extensions:...................  If the Exchange Offer is extended, then a new
                                Price Determination Date may be established.

Conditions to the Exchange
Offer:........................  The Exchange Offer is conditioned upon certain customary conditions, as described herein. The Company may waive any condition with respect to the Exchange Offer and accept for exchange any Old Debentures tendered.

Certain U.S. Federal Income
Tax Consequences:.............  According to the Company's special tax counsel, the exchange of Old Debentures pursuant to the Exchange Offer will constitute a recapitalization for U.S. Federal income tax purposes. Holders of

                                Old Debentures that tender pursuant to the Exchange Offer generally will not recognize loss on the exchange but will recognize realized gain, if any, to the extent of the sum of: (i) the Participation Fee received; (ii) the amount of cash received in lieu of a fractional New Debenture; and (iii) the fair market value of any excess of the principal amount of the New Debentures received over the principal amount of the Old Debentures surrendered. See "Certain U.S. Federal Income Tax Consequences."

Certain Consequences of the
Exchange Offer:...............  Each Holder should consider carefully all the information contained in this Exchange
                                Circular, in particular the information under the captions "Description of New Debentures" and "Risk Factors," in deciding whether to participate in the Exchange Offer.

Exchange of Old Debentures:...  Old Debentures may be tendered for exchange only in multiples of $1,000 of principal amount. To tender Old Debentures, Holders must deliver their Old Debentures together with a properly completed and duly executed Letter of Transmittal to the Exchange Agent or follow the book-entry transfer procedures. If Old Debentures are held by a broker, dealer, commercial bank, trust company, or other nominee (individually, a "Custodian" and collectively, the "Custodians"), the beneficial owner thereof must instruct such Custodian to tender such Old Debentures on its behalf. The DTC Participants (as defined herein) may electronically transmit their acceptance of the Exchange Offer by causing DTC to transfer Old Debentures in accordance with DTC's ATOP procedures. All tenders must be made on or prior to the Expiration Date. See "The Exchange Offer--Procedures for Tendering Old Debentures."

                                NEW DEBENTURES WILL BE DELIVERED ONLY IN BOOK-ENTRY FORM THROUGH DTC. Accordingly, Holders who anticipate tendering and whose Old Debentures are not held through DTC are urged to contact promptly a Custodian that has the capability to hold securities through DTC, to arrange for receipt of any New Debentures to be delivered pursuant to the Exchange Offer and to obtain the information necessary to provide the required DTC Participant and account information in the Letter of Transmittal. See "The Exchange Offer--Proper Execution and Delivery of Letter of Transmittal."

Guaranteed Delivery:..........  Holders who wish to tender their Old Debentures and who cannot deliver their Old Debentures or the Letter of Transmittal to the Exchange Agent prior to the Expiration Date, or cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Debentures according to the guaranteed delivery procedures set forth in "The Exchange Offer-- Guaranteed Delivery Procedures."

Acceptance of Old               The Company will exchange any and all Old
Debentures:...................  Debentures properly tendered and not withdrawn prior to the Expiration Date if all the
                                conditions of the Exchange Offer have been satisfied or waived and notice of acceptance has been given to the Exchange Agent.

Delivery of New Debentures:...  New Debentures will be delivered only in book-
                                entry form through DTC. On the Exchange Date, New Debentures will be delivered, along with payment of: (i) any fractional portion of New Debentures in cash; (ii) the Participation Fee; and (iii) any accrued interest on the Old Debentures.

Exchange Date:................  The third business day following the Expiration
                                Date.

Withdrawal Rights:............  Tenders of Old Debentures may be withdrawn at any time prior to the Expiration Date and such withdrawal will constitute a rejection of the Exchange Offer. See "The Exchange Offer-- Withdrawal Rights."

Additional Information:.......  The Company will publicly announce by press release to the Dow Jones News Service, no later than 9:00 a.m. the business day following the Price Determination Date, the New Debenture Coupon, the Benchmark Treasury Yields, and the Old Debenture Exchange Prices.

                                Holders of the Old Debentures can obtain information regarding the Benchmark Treasury Yields, the Old Debenture Exchange Prices, the New Debenture Coupon and other information regarding the terms of the Exchange Offer from the Financial Advisor at (888) 654-8637 (toll-free) or (212) 449-4914 (call collect), attention David Parsons.

                                In addition, the Company intends to publish information about the Exchange Offer, including the information described in the preceding paragraph when available, on MCM "Corporate-Watch" Service on Telerate page 64170 and Bloomberg page MCM 7895.

Exchange Agent:...............  The Chase Manhattan Bank.

Information Agent:............  Georgeson & Company Inc.

                               THE NEW DEBENTURES

Issuer:.......................  The Dow Chemical Company.

Indenture:....................  The New Debentures will be issued under the
                                Indenture, dated as of January 15, 1990, as supplemented by the Supplemental Indenture, to be dated the Expiration Date, between the Company and The Chase Manhattan Bank, as Trustee.

Maturity:.....................  January 15, 2009.

Interest:.....................  Interest will be paid each January 15 and July
                                15. The first interest payment on the New
                                Debentures will be made on July 15, 1999 and will consist of interest accrued on the New Debentures during the period from, and including, the Exchange Date to, and excluding, July 15, 1999.

Rating:.......................  As of the date hereof, the Company's senior debt securities, including the Old Debentures, are rated A1 by Moody's Investors Service, Inc. ("Moody's") and A by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies ("S&P"). The Company expects that the New Debentures will receive ratings equivalent to those assigned from time to time to the Old Debentures. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

Ranking:......................  The New Debentures will be unsecured obligations of the Company, will rank pari passu with all existing and future unsecured and unsubordinated indebtedness of the Company, and will have an equal claim in bankruptcy to that of the Old Debentures. See "Description of New Debentures--Events of Default."

Form:.........................  The New Debentures will be available only in book-entry form through DTC. See "Description of the New Debentures--Book-Entry, Delivery and Form."

Listing:......................  None.

                COMPARISON OF OLD DEBENTURES AND NEW DEBENTURES

  The following is a brief comparison of the principal features of the Old Debentures and the New Debentures. The following descriptions are brief summaries, do not purport to be complete and are qualified in their entirety by reference, with respect to the Old Debentures, to the Old Debentures and the Indenture and, with respect to the New Debentures, to the New Debentures and the Indenture. For further information regarding the New Debentures and for definitions of capitalized terms used with respect to the New Debentures but not otherwise defined herein, see "Description of New Debentures."

                               8.85% DEBENTURES           9% DEBENTURES                   NEW DEBENTURES
                               ----------------           -------------                   --------------
 Obligor:..................... The Dow Chemical           Same.                           Same.
                               Company.
 Trustee:..................... The Chase Manhattan        Same.                           Same.
                               Bank.
 Aggregate Principal Amount:.. $183,976,000               $218,640,000 outstanding.       To Be Determined.
                               outstanding.
 Maturity:.................... September 15, 2021.        April 1, 2021.                  January 15, 2009.
 Interest Rate:............... 8.85% per annum.           9% per annum.                   130 basis points over the New
                                                                                          Debenture Benchmark
                                                                                          Treasury Yield on the Price
                                                                                          Determination Date.
 Interest Payment Dates:...... March 15 and September     April 1 and October 1 annually. January 15 and July 15 annually.
                               15 annually.
 Rating:...................... As of the date hereof,     As of the date hereof, the 9%   The Company expects that the
                               the 8.85% Debentures are   Debentures are rated A1 by      New Debentures will receive
                               rated A1 by Moody's and    Moody's and A by S&P.           ratings equivalent to those
                               A by S&P.                                                  assigned from time to time to
                                                                                          the Old Debentures.
 Ranking:..................... The 8.85% Debentures are   Same.                           Same.
                               unsecured obligations of
                               the Company, and rank
                               pari passu with all
                               existing and future
                               unsecured and
                               unsubordinated
                               indebtedness of the
                               Company.
 Optional Redemption:......... The 8.85% Debentures are   Same.                           Same.
                               not redeemable prior to
                               their maturity.
 Certain Covenants............ The Indenture restricts,   Same.                           Same.
                               among other things, the
                               ability of the Company
                               to: (i) create or permit
                               liens on property in
                               certain situations; and
                               (ii) engage in sale and
                               lease-back transactions
                               under certain
                               circumstances.
                               Compliance with such
                               covenants may be waived
                               by the Holders of at
                               least a majority of the
                               outstanding principal
                               amount of the Old
                               Debentures. The Holders
                               of a majority of the
                               outstanding principal
                               amount of the Old
                               Debentures may waive
                               compliance by the
                               Company with certain
                               restrictive provisions
                               of the Indenture by
                               means of supplemental
                               indentures.

                       8.85% DEBENTURES           9% DEBENTURES         NEW DEBENTURES
                       ----------------           -------------         --------------
 Consolidations,       The Company may not        Same.                 Same.
  Mergers and Asset    consolidate, merge, or
  Sales:.............  sell substantially all
                       its assets as an
                       entirety, unless: (i)
                       the successor
                       corporation assumes the
                       Company's obligations on
                       the 8.85% Debentures and
                       the Indenture; and (ii)
                       after giving effect
                       thereto, no Event of
                       Default (as defined in
                       the Indenture) has
                       occurred and is
                       continuing.
 Events of Default:..  Failure to pay interest    Same.                 Same.
                       for 30 days; failure to
                       pay principal when due;
                       failure to perform, or
                       breach of, any other
                       covenant or warranty of
                       the Indenture continued
                       for 90 days after notice
                       by Holders; and certain
                       events of bankruptcy,
                       insolvency or
                       reorganization.
 Acceleration:.......  The Trustee or the         Same.                 Same.
                       Holders of 25% of the
                       outstanding principal
                       amount of the Old
                       Debentures may declare
                       the principal of all the
                       unsecured debt
                       securities, together
                       with accrued interest
                       thereon, to be due and
                       payable immediately in
                       the case of an Event of
                       Default, which includes
                       a default in the payment
                       of principal or interest
                       of the Old Debentures.
 Defeasance:.........  The Indenture is subject   Same.                 Same.
                       to defeasance under
                       certain circumstances.
 Change of Control:..  The Company is not         Same.                 Same.
                       required to repurchase
                       the Old Debentures upon
                       a change of control of
                       the Company.
 Sinking Fund:.......  None.                      None.                 None.
 Security:...........  None.                      None.                 None.


                                 RISK FACTORS

  In deciding whether to participate in the Exchange Offer, each Holder of Old Debentures should consider carefully, in addition to the other information contained in this Exchange Circular, the factors listed below.

CERTAIN CONSIDERATIONS FOR TENDERING AND NON-TENDERING HOLDERS

  A debt security with a smaller outstanding aggregate principal amount may command a lower price than would an otherwise identical debt security with a larger outstanding aggregate principal amount. Depending upon, among other things, the aggregate principal amount of the 8.85% Debentures, the 9% Debentures and the New Debentures outstanding after the Exchange Offer, the trading market for all or any of such series of Debentures may be limited, which may, therefore, adversely affect the liquidity and market price of such series of Debentures. The trading market for all three series of Debentures will depend upon, among other things, the aggregate principal amount of each such series outstanding after the consummation of the Exchange Offer, the number of Holders and the degree to which securities firms maintain a market in the securities.

                                  THE COMPANY

  The Dow Chemical Company is engaged in the manufacture and sale of chemicals, plastic materials, agricultural products and other specialized products and services.

  The Company was incorporated in 1947 under Delaware law and is the successor to a Michigan corporation organized in 1897. Its principal executive offices are located at 2030 Dow Center, Midland, Michigan 48674, telephone number
(517) 636-1000.

                            SELECTED FINANCIAL DATA

  The following table sets forth certain selected financial information of the Company for, and as of the end of, each of the periods presented. The selected historical financial information should be read in conjunction with the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998. The selected historical financial information provided below is not necessarily indicative of future results of operations or financial performance for the Company.

                                    FOR THE NINE
                                    MONTHS ENDED
                                    SEPTEMBER 30,    YEAR ENDED DECEMBER 31,
                                   ----------------  -------------------------
                                    1998     1997     1997     1996     1995
                                   -------  -------  -------  -------  -------
                                                (IN MILLIONS)
INCOME STATEMENT DATA:
Net sales........................  $14,000  $15,215  $20,018  $20,053  $20,200
Cost of sales....................   10,451   10,981   14,679   14,108   13,337
Operating income.................    1,090    2,247    2,726    3,087    3,891
Investment and sundry income
 (expense).......................      986      399      499      409     (217)
Interest expense--net............     (271)    (192)    (277)    (208)    (145)
Income before provision for taxes
 on income and minority
 interests.......................    1,805    2,454    2,948    3,288    3,529
Provisions for taxes on income...      632      895    1,041    1,187    1,442
Income from continuing
 operations......................    1,160    1,445    1,802    1,900    1,884
Net income available for common
 stockholders....................    1,160    1,445    1,802    1,900    2,071
BALANCE SHEET DATA:
Total assets.....................   23,369   22,745   24,040   24,673   23,582
Long-term debt (excluding current
 maturities).....................    4,259    4,318    4,196    4,196    4,705
Net stockholders' equity.........    7,549    7,696    7,626    7,954    7,361

                                CAPITALIZATION

  The following table sets forth the consolidated capitalization of the Company as of September 30, 1998. This table should be read in conjunction with the Company's Quarterly Report on Form 10-Q for the fiscal period ended September 30, 1998. Since September 30, 1998, there has been no material change in the consolidated capitalization of the Company.

                                                                   AS OF
                                                             SEPTEMBER 30, 1998
                                                             ------------------
                                                               (IN MILLIONS)
Short-Term Debt............................................       $ 1,263
                                                                  =======
Long-Term Debt (including current maturities of $249)......       $ 4,508
Stockholders' Equity:
  Common stock.............................................           818
    Additional paid-in capital.............................           685
    Retained earnings......................................        12,932
    Accumulated other comprehensive income.................          (349)
    Treasury stock, at cost................................        (6,537)
                                                                  -------
Total Long-Term Debt (including current maturities) and Net
 Stockholders' Equity......................................       $12,057
                                                                  =======

                              THE EXCHANGE OFFER

TERMS OF THE EXCHANGE OFFER

  Upon the terms and subject to the conditions set forth in this Exchange Circular and the accompanying Letter of Transmittal, the Company is offering to exchange a principal amount of the New Debentures, determined as described herein, for each $1,000 principal amount of the Old Debentures properly tendered for exchange. Holders that tender and do not withdraw their Old Debentures will receive upon acceptance of the Old Debentures by the Company, in addition to the New Debentures and accrued interest on the Old Debentures accepted for exchange, the Participation Fee in the amount of 1.5% of the principal amount of the Old Debentures tendered.

  The New Debentures will bear interest at a rate that will be different than the interest rate on the Old Debentures, as described herein. For the New Debentures, the New Debenture Coupon will be equal to the sum of: (i) the New Debenture Benchmark Treasury Yield; plus (ii) the New Debenture Coupon Spread. Each Holder exchanging Old Debentures for New Debentures pursuant hereto will receive, in exchange for each $1,000 in aggregate principal amount of Old Debentures exchanged, New Debentures in a principal amount (rounded to the nearest cent) equal to: (i) the principal amount tendered times (ii) the Old Debenture Exchange Price divided by (iii) $1,000. New Debentures will be issued only in denominations of $1,000 or integral multiples thereof and any fractional portion of New Debentures will be paid in cash on the Exchange Date. See "Calculations and Payment."

INFORMATION

  The Benchmark Treasury Yields means the yield to maturity as calculated by the Financial Advisor in accordance with standard market practice based on the bid side price for the Benchmark Treasury Securities, as of the Price Determination Date, as such bid side price is displayed on the Bloomberg Government Pricing Monitor, Page PX7 for the New Debenture Benchmark Treasury Yield and PX8 for the Old Debenture Benchmark Treasury Yield (or any recognized quotation source selected by the Financial Advisor in its discretion if the Bloomberg Pricing Monitor is not available or is manifestly erroneous). Although the Benchmark Treasury Yields will be determined based solely on the source described above, information regarding the price of the Benchmark Treasury Securities also may be found in The Wall Street Journal.

  After the Price Determination Date, the New Debenture Coupon that will be received by a Holder pursuant to the Exchange Offer will be known, and Holders will be able to ascertain the Old Debenture Exchange Prices and the exchange ratio in the manner described above, unless the Exchange Offer is extended for a period longer than three business days. In the event the Exchange Offer is extended for a period longer than three business days from the previously scheduled Expiration Date, then a new Price Determination Date, which will be two business days prior to the new Expiration Date, may be established. If the extension is for three business days or less, no new Price Determination Date may be established and the New Debenture Coupon will remain as determined on the Price Determination Date prior to the extension of the Exchange Offer.

  As soon as practicable after the Price Determination Date, but in any event before 9:00 a.m., New York City time, on the following business day, the Company will publicly announce by press release to the Dow Jones News Service the New Debenture Coupon, the Benchmark Treasury Yields, and the Old Debenture Exchange Prices. During the term of the Exchange Offer, Holders of the Old Debentures can obtain current information regarding the Benchmark Treasury Yields and other information regarding the terms of the Exchange Offer from the Financial Advisor at (888) 654-8637 (toll free) or (212) 449-4914 (call collect), attention David Parsons. In addition, the Company intends to publish information about the Exchange Offer, including the information described in the preceding paragraph when available, on the MCM "CorporateWatch" Service on Telerate page 64170 and Bloomberg page MCM 7895.

  In the event any dispute arises with respect to the New Debenture Coupon, the Benchmark Treasury Yields, the Old Debenture Exchange Prices, or any quotation or calculation with respect to the Exchange Offer, the Company's determination shall be conclusive and binding absent manifest error.

CALCULATIONS AND PAYMENT

  The New Debenture Coupon on the New Debentures will be equal to the sum of:
(i) the New Debenture Benchmark Treasury Yield; plus (ii) the New Debenture Coupon Spread.

  Each Holder exchanging Old Debentures for New Debentures pursuant to accepted Exchange Offers will receive, in exchange for each $1,000 in principal amount of Old Debentures exchanged, New Debentures in a principal amount (rounded to the nearest cent) equal to: (i) the principal amount tendered times (ii) the Old Debenture Exchange Price divided by (iii) $1,000; provided that New Debentures will be issued only in denominations of $1,000 or integral multiples thereof and any fractional portion of New Debentures will be paid in cash on the Exchange Date.

  The Old Debenture Exchange Price will be a price per $1,000 principal amount of Old Debentures (calculated as described in the next sentence and rounded to the nearest cent) intended to result in a yield to maturity of the Old Debentures on the Exchange Date equal to: (i) the Old Debenture Benchmark Treasury Yield; plus (ii) either (a) the 9% Exchange Spread or (b) the 8.85% Exchange Spread, as the case may be. Specifically, the Old Debenture Exchange Price will be a price (rounded as described in the preceding sentence) equal to the value per $1,000 principal amount of Old Debenture, assuming the Old Debenture will be repaid on the maturity date thereof at the principal amount thereof plus accrued but unpaid interest thereon to, but excluding, such maturity date, of all remaining payments of principal thereof and interest thereon to be made through such maturity date, discounted to the Exchange Date (in accordance with standard market practice and in a manner consistent with the methodology set forth in Schedule A attached hereto, and consistent with the hypothetical calculations set forth in Schedules B (in the case of the 9% Debentures) and C attached hereto (in the case of the 8.85% Debentures) at a discount rate equal to: (i) the Old Debenture Benchmark Treasury Yield; plus
(ii) either (a) the 9% Exchange Spread or (b) the 8.85% Exchange Spread, as the case may be).

ILLUSTRATIVE EXAMPLE AND FORMULAS

  Schedule A attached hereto sets forth the formulas for determining the Old Debenture Exchange Prices and the exchange ratio of Old Debentures and New Debentures. Hypothetical illustrations of the calculation of the 9% Debenture Exchange Price, the 8.85% Debenture Exchange Price and the exchange ratio of Old Debentures and New Debentures are set forth in Schedules B, C and D, respectively, attached hereto, and are to be used solely for the purpose of obtaining an understanding of the calculation of the Old Debenture Exchange Prices based on a hypothetical Old Debenture Benchmark Treasury Yield obtained at 2:00 p.m., New York City time, on Monday, January 4, 1999. The information in Schedules B, C and D is provided for illustrative purposes only. In the event of any discrepancy between the information in Schedules B, C and D and results obtained by the Company through the application of calculations described and outlined herein, such results will supersede the information in Schedules B, C and D.

EFFECT OF TENDER

  A tendering Holder of Old Debentures that are exchanged in the Exchange Offer will not be obligated to pay transfer taxes or any fees or commissions with respect to the acquisition of their Old Debentures by the Company pursuant to the Exchange Offer. See "Transfer Taxes." However, if the beneficial owner tenders through a Custodian, such beneficial owner may be required to pay fees or commissions to such institution.

EXPIRATION DATE; EXTENSIONS; TERMINATION; AMENDMENTS

  The Exchange Offer will expire at 12:00 midnight, New York City time, on Tuesday, February 2, 1999, unless extended by the Company as provided herein. In the event that the Exchange Offer is extended, the term "Expiration Date" with respect to such extended Exchange Offer shall mean the time and date on which the Exchange Offer, as so extended, shall expire.

  The Company expressly reserves the right, in its sole discretion, subject to applicable law, to: (i) extend or terminate the Exchange Offer and not accept for exchange any tendered Old Debentures if any of the conditions specified in "Conditions to the Exchange Offer" are not satisfied or waived; (ii) waive any condition to the Exchange Offer and accept all Old Debentures tendered pursuant to the Exchange Offer; (iii) extend the Exchange Offer and retain all the Old Debentures tendered pursuant to the Exchange Offer until the expiration of the Exchange Offer, subject, however, to the withdrawal rights of Holders as provided in "Withdrawal Rights;" (iv) amend the terms of the Exchange Offer; and (v) modify the form of the consideration to be paid pursuant to the Exchange Offer.

  Any extension, termination or amendment will be followed as promptly as practicable by a public announcement and written notification to the Exchange Agent. In the case of any extension, a public announcement will be issued prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date of the Exchange Offer. Without limiting the manner in which the Company may choose to make any public announcement, the Company shall have no obligation to publish, advertise or otherwise communicate any such public announcement other than by release to the Dow Jones News Service or otherwise as required by law. In the event of any extension of the Exchange Offer, all Old Debentures tendered pursuant to the Exchange Offer and not subsequently withdrawn, will remain subject to, and Holders will continue to have withdrawal rights until the expiration of, the Exchange Offer.

ABSENCE OF DISSENTERS' RIGHTS

  Holders of Old Debentures do not have any appraisal or dissenters' rights under the Delaware General Corporation Law or the Old Debentures in connection with the Exchange Offer.

ACCEPTANCE OF OLD DEBENTURES TENDERED FOR EXCHANGE; DELIVERY OF NEW DEBENTURES; PAYMENT OF PARTICIPATION FEE; ACCRUED INTEREST ON OLD DEBENTURES AND CASH PAYMENT OF ANY FRACTIONAL PORTION OF NEW DEBENTURES

  Upon the terms and subject to the conditions of the Exchange Offer, the Company will exchange Old Debentures by accepting such Old Debentures for exchange and in consideration thereof will issue New Debentures in an amount determined in the manner described herein. New Debentures will be delivered on the Exchange Date. The Exchange Agent will act as agent for the tendering Holders for the purpose of receiving Old Debentures and delivering New Debentures to such Holders. In all cases, Old Debentures will be accepted for exchange pursuant to the Exchange Offer only after timely receipt by the Exchange Agent of certificates representing Old Debentures (or confirmation of a book-entry transfer), a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof or satisfaction of DTC's ATOP procedures) and any other documents required thereby.

  New Debentures will be delivered only in book-entry form through DTC and only to the DTC account of the tendering Holder or the tendering Holder's Custodian. Accordingly, a Holder who tenders Old Debentures must specify on the Letter of Transmittal the DTC Participant to which New Debentures should be delivered and all necessary account information to effect such delivery. Failure to provide such information will render such Holder's tender defective and the Company will have the right, which it may waive, to reject such tender. The Company and the Exchange Agent shall not incur any liability for delivering New Debentures in accordance with any instructions provided by a tendering Holder.

  The Company will be deemed to have accepted for exchange tendered Old Debentures as, if, and when the Company gives written notice to the Exchange Agent of the Company's acceptance of such Old Debentures for exchange. Old Debentures accepted for exchange by the Company will be canceled. Upon acceptance of Old Debentures for exchange, the Company will pay a Participation Fee to tendering Holders in cash in the amount of 1.5% of the principal amount tendered. The Company will not pay any Participation Fee to Holders for any Old Debentures not tendered in the Exchange Offer.

  If Old Debentures in a principal amount in excess of the principal amount indicated as being tendered on the Letter of Transmittal are submitted, an Old Debenture in a principal amount equal to the excess principal amount over the amount indicated as tendered in the Letter of Transmittal will be issued to the tendering Holder or the tendering Holder's Custodian, at the Company's expense, in the same form in which such security was tendered, as promptly as practicable following the expiration or termination of the Exchange Offer. If any tendered Old Debentures are not accepted for exchange because of an invalid tender, the occurrence of certain other events set forth herein or otherwise, such Old Debentures will be returned, at the Company's expense, to the tendering Holder or the tendering Holder's Custodian thereof, as promptly as practicable following the expiration or termination of the Exchange Offer.

  Accrued interest on Old Debentures exchanged pursuant to the Exchange Offer, the amount of the Participation Fee and any amount in cash resulting from any fractional portion of New Debentures will be paid by the Company to DTC's nominee on the Exchange Date. DTC has advised the Company that, upon receipt of such payments, it will credit immediately the accounts of its participating organizations ("Participants") with payment in amounts proportionate to their respective holdings in principal amount of beneficial interests in the global securities ("Global Securities") representing New Debentures issued upon exchange of Old Debentures as shown on the records of DTC. Payments by Participants and others, such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("indirect participants") to owners of beneficial interests in the Global Securities will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participants or indirect participants.

PROCEDURES FOR TENDERING OLD DEBENTURES

  Minimum Denominations. A Holder may tender less than all Old Debentures held by such Holder. However, Old Debentures may be tendered only in multiples of $1,000 of principal amount.

  Tender of Old Debentures Held in Physical Form. To tender Old Debentures held in physical form, a Holder must: (i) complete (including the required information regarding delivery of New Debentures through DTC) and sign the Letter of Transmittal in accordance with the instructions set forth therein; and (ii) deliver the properly completed and executed Letter of Transmittal (or a manually signed facsimile thereof) together with any other documents required by the Letter of Transmittal, and the Old Debentures in physical form to the Exchange Agent at the address set forth herein under "Available Information" prior to the Expiration Date.

  Tender of Old Debentures Held Through a Custodian. To tender Old Debentures held by a Custodian, the beneficial owner of the Old Debentures must contact the Custodian and direct the Custodian to tender such Old Debentures in accordance with the procedures set forth herein and in the Letter of Transmittal. If the Custodian holds such Old Debentures in physical form, the Custodian must follow the procedure set forth above under "Procedures for Tendering Old Debentures--Tender of Old Debentures Held in Physical Form." If the Custodian holds such Old Debentures in book-entry form through DTC (the "Book-Entry Transfer Facility"), to tender such Old Debentures the Custodian must effect a book-entry transfer (a "Book-Entry Confirmation") of all Old Debentures to be tendered to the Exchange Agent's account at the Book-Entry Transfer Facility prior to the Expiration Date.

  Tender of Old Debentures Held Through DTC. The Exchange Agent and DTC have confirmed that the Exchange Offer is eligible for ATOP. Accordingly, DTC Participants may electronically transmit their acceptance of the Exchange Offer by causing DTC to transfer Old Debentures to the Exchange Agent in accordance with DTC's ATOP procedures for such a transfer. DTC will then send an Agent's Message (as defined below) to the Exchange Agent.

  The term "Agent's Message" means a message transmitted by DTC, received by the Exchange Agent and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC Participant tendering Old Debentures which are the subject of such Book-Entry Confirmation, that such DTC Participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such DTC Participant. In the case of an Agent's Message relating to a guaranteed delivery, the term means a message transmitted by DTC and received by the Exchange Agent, which states that DTC has received an express acknowledgment from the DTC Participant tendering Old Debentures that such DTC Participant has received and agrees to be bound by the Notice of Guaranteed Delivery (as described below under "--Guaranteed Delivery Procedures"). Holders desiring to tender Old Debentures on the Expiration Date should note that such Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on that date.

  Book-Entry Delivery Procedures. The Exchange Agent will make available its general participant account for the Old Debentures at the Book-Entry Transfer Facility for purposes of the Exchange Offer. Any financial institution that is a participant in the Book-Entry Transfer Facility may make a book-entry delivery of Old Debentures by causing the Book-Entry Transfer Facility to transfer Old Debentures to the Exchange Agent's account prior to the Expiration Date. Delivery of a Letter of Transmittal to a Book-Entry Transfer Facility will not constitute valid delivery to the Exchange Agent.

  LETTERS OF TRANSMITTAL AND OLD DEBENTURES MUST BE SENT ONLY TO THE EXCHANGE AGENT. DO NOT SEND LETTERS OF TRANSMITTAL OR OLD DEBENTURES TO THE COMPANY, THE TRUSTEE, THE INFORMATION AGENT, OR THE FINANCIAL ADVISOR. THE METHOD OF DELIVERY OF OLD DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED AND ENOUGH TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  Any Holder whose Old Debentures have been mutilated, lost, stolen or destroyed will be responsible for obtaining replacement securities or for arranging for indemnification with The Chase Manhattan Bank, as trustee for the Old Debentures. Holders may contact the Information Agent for assistance with such matters. In order for a tendering Holder to be assured of participating in an Exchange Offer, such Holder must tender Old Debentures in accordance with the procedures set forth herein and in the Letter of Transmittal prior to the Expiration Date.

GUARANTEED DELIVERY PROCEDURES

  If a Holder of Old Debentures wishes to tender such Old Debentures and time will not permit such Holder's Old Debentures or other required documents to reach the Exchange Agent prior to the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if: (i) the tender is made through an Eligible Institution (as such term is defined in the Letter of Transmittal); (ii) on or prior to 12:00 midnight, New York City time, on the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Old Debentures and the amount of Old Debentures tendered, stating that the tender is being made thereby and guaranteeing that within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Debentures, in proper form for transfer or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered Old Debentures, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees, and any other documents required by the Letter of Transmittal are deposited by the Eligible Institution within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

PROPER EXECUTION AND DELIVERY OF LETTER OF TRANSMITTAL

  In general, all signatures on a Letter of Transmittal or a notice of withdrawal must be guaranteed by a Medallion Signature Guarantor (as defined in the Letter of Transmittal). Such signatures, however, need not be guaranteed if: (a) the Letter of Transmittal is signed by the Holder of the Old Debentures tendered thereby or by a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the Holder of the Old Debentures tendered thereby and such Holder has not completed the portion entitled "Special Delivery Instructions" on the Letter of Transmittal; or (b) such Old Debentures tendered are for the account of an Eligible Institution.

  If the Letter of Transmittal is signed by the Holder of the Old Debentures tendered thereby or a participant in the Book-Entry Transfer Facility whose name appears on a security position listing with respect to the Old Debentures tendered thereby, the signature must correspond with the name as written on the face of the Old Debentures or on the security position listing, respectively, without any change whatsoever. If any of the Old Debentures tendered thereby are held by two or more holders, all such Holders must sign the Letter of Transmittal. If any of the Old Debentures tendered thereby are registered in different names on different Old Debentures, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

  If the Letter of Transmittal is signed by a person other than the Holder of the Old Debentures tendered thereby or a participant in a Book-Entry Transfer Facility whose name appears on a security position listing with respect to the Old Debentures tendered thereby, the Old Debentures must be endorsed or accompanied by appropriate instruments of transfer, in either case, signed exactly as the name of the Holder appears on the face of the Old Debentures or on the security position listing with respect thereto. If the Letter of Transmittal or any Old Debentures, proxy or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing, and proper evidence satisfactory to the Exchange Agent of the authority of such person so to act must be submitted.

  New Debentures will be delivered only in book-entry form through DTC and only to the DTC account of the Holder or the Holder's Custodian. If Old Debentures not tendered or not exchanged are to be delivered to a person other than the Holder of the Old Debentures tendered, or to an address other than that of the Holder of the Old Debentures tendered, such Holder should indicate in the portion of the Letter of Transmittal entitled "Special Delivery Instructions" the person and/or address to which such Old Debentures are to be delivered. If Old Debentures not tendered or not exchanged are to be issued to a person other than the Holder of the Old Debentures tendered, the employer identification or social security number of the person to whom issuance is to be made must be indicated on the Letter of Transmittal. If Old Debentures not tendered or not exchanged are to be issued to a person other than the Holder of the Old Debentures tendered, the Old Debentures must be endorsed or accompanied by appropriate instruments of transfer signed exactly as the name of the Holder appears on the face of the Old Debentures or the security position listing with respect thereto, with the signature on the certificates or instruments of transfer guaranteed by an Eligible Institution. If no such instructions are given, any Old Debentures not tendered or exchanged will be delivered to the Holder of the Old Debentures tendered.

  Because New Debentures, the Participation Fee, accrued interest on the Old Debentures and any fractional portion of New Debentures paid in cash will be delivered only in book-entry form through DTC, a Holder who tenders Old Debentures must specify on the Letter of Transmittal the DTC Participant to which New Debentures, the Participation Fee, accrued interest on the Old Debentures and any fractional portion of New Debentures paid in cash should be delivered and all necessary account information to effect such delivery. Such DTC Participant must be either the Holder or a Custodian for the Holder. Failure to provide such information will render such Holder's tender defective and the Company will have the right, which it may waive, to reject such tender. Holders who anticipate tendering other than through DTC are urged to contact promptly a Custodian (that has the capability to hold securities through DTC) to arrange for receipt of any New Debentures, the Participation Fee and accrued interest on the Old Debentures to be delivered pursuant to the Exchange Offer and to obtain the information necessary to complete the account information table in the Letter of Transmittal.

  NO ALTERNATIVE, CONDITIONAL, IRREGULAR, OR CONTINGENT TENDERS WILL BE ACCEPTED. By executing the Letter of Transmittal, the Holder of Old Debentures waives any right to receive any notice of the acceptance for exchange of such Holder's Old Debentures, except as otherwise provided herein.

  All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Old Debentures will be determined by the Company, whose determination shall be conclusive and binding. The Company reserves the absolute right, in its sole discretion, to reject any or all tenders that are not in proper form or the acceptance of which may be, in the opinion of counsel for the Company, unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any condition of the Exchange Offer as set forth under "--Conditions to the Exchange Offer" and any irregularities or conditions of tender as to particular Old Debentures. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letters of Transmittal) shall be conclusive and binding.

  Unless waived, any irregularities in connection with tenders must be cured within such time as the Company may determine. The Company, the Exchange Agent and the Information Agent shall not be under any duty to give notification of defects in such tenders and shall not incur liability for any failure to give such notification. Tenders of Old Debentures will not be deemed to have been made until such irregularities have been cured or waived. Any Old Debentures received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the Holder, unless otherwise provided in the Letter of Transmittal, promptly following the Expiration Date.

CONDITIONS TO THE EXCHANGE OFFER

  Notwithstanding any other provisions of the Exchange Offer or any extension of the Exchange Offer, the Company will not be required to issue New Debentures and may terminate the Exchange Offer by written notice to the Exchange Agent, or, at its option, modify or otherwise amend the Exchange Offer with respect to such Old Debentures, if any of the following conditions has not been satisfied on or prior to the Expiration Date:

    (a) there shall not have been any action taken or threatened, or any statute, rule, regulation, judgment, order, stay, decree or injunction promulgated, enacted, entered, enforced or deemed applicable to the Exchange Offer or the exchange of Old Debentures for New Debentures (the "Exchange") pursuant to the Exchange Offer, by or before any court or governmental regulatory or administrative agency or authority or tribunal, domestic or foreign, that: (i) challenges the making of the Exchange Offer or the Exchange, or might, directly or indirectly, prohibit, prevent, restrict or delay consummation of the Exchange Offer or the Exchange, or might otherwise adversely affect in any material manner the Exchange Offer or the Exchange; or (ii) in the sole judgment of the Company, could materially adversely affect the business, condition (financial or otherwise), income, operations, properties, assets, liabilities, or prospects of the Company and its subsidiaries, taken as a whole, or materially impair the contemplated benefits of the Exchange Offer or the Exchange to the Company or might be material to Holders of Old Debentures in deciding whether to accept such Exchange Offer;

    (b) there shall not have occurred or be likely to occur any event affecting the business or financial affairs of the Company that, in the sole judgment of the Company, would or might prohibit, prevent, restrict or delay the Exchange Offer or the Exchange or that would, or is reasonably likely to, materially impair the contemplated benefits of the Exchange Offer or the Exchange to the Company or might be material to Holders of Old Debentures in deciding whether to accept such Exchange Offer;

    (c) there shall not have occurred: (i) any material adverse change in the market price of the Old Debentures, the Benchmark Treasuries, or the corporate credit spreads; (ii) a material impairment in the general trading market for debt securities; (iii) a declaration of a banking moratorium or any suspension of payments in respect of banks by federal or state authorities in the United States (whether or not mandatory); (iv) a commencement or escalation of a war, armed hostilities or other national or international crisis directly or indirectly relating to the United States;
  (v) any limitation (whether or not mandatory) by any governmental authority on, or other event having a reasonable likelihood of affecting, the extension of credit by banks or other lending institutions in the United States; (vi) any material adverse change in United States securities or financial markets generally, or in the case of any of the foregoing existing at the time of the commencement of the Exchange Offer, a material acceleration or worsening thereof; or (vii) any general suspension of or limitation on trading in securities on the NYSE or on the over-the-counter market (whether or not mandatory); and

    (d) the Trustee shall not have objected in any respect to, or taken any action that could, in the sole judgment of the Company, adversely affect the consummation of the Exchange Offer or the Exchange nor shall the Trustee have taken any action that challenges the validity or effectiveness of the procedures used by the Company or in making the Exchange Offer or the Exchange.

  If any of the foregoing conditions are not satisfied, the Company may: (i) terminate the Exchange Offer and return such Old Debentures to the Holders who tendered them; (ii) amend or modify the Exchange Offer at its option; (iii) extend the Exchange Offer and retain all tendered Old Debentures until the expiration of the Exchange Offer, as extended, subject, however, to the withdrawal rights of Holders, see "--Withdrawal Rights" and "Expiration Date; Extensions; Termination; Amendments;" or (iv) waive any of the conditions with respect to such Exchange Offer and accept all Old Debentures tendered therein. The foregoing conditions are for the sole benefit of the Company and may be waived by the Company, in whole or in part, in its sole discretion. Any determination made by the Company concerning an event, development or circumstance described or referred to above shall be conclusive and binding.

WITHDRAWAL RIGHTS

  Tendered Old Debentures may be withdrawn by the Holder prior to the Expiration Date. A tendering Holder of Old Debentures may withdraw the Old Debentures tendered by providing a written notice of withdrawal (or facsimile thereof) to the Exchange Agent, at one of its addresses set forth herein under "Available Information," prior to the Expiration Date, which notice must specify the name of the person who tendered the Old Debentures to be withdrawn (the "Depositor"), the name in which the Old Debentures are registered (or, if tendered by book-entry transfer, the name of the participant in the Book-Entry Transfer Facility whose name appears on the security position listing as the owner of such Old Debentures), if different from that of the Depositor, and the principal amount of Old Debentures to be withdrawn. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Old Debentures) to the Exchange Agent, then the name of the Holder and the certificate number or numbers relating to such Old Debentures must also be furnished to the Exchange Agent as aforesaid prior to the physical release of the certificates for the withdrawn Old Debentures (or, in the case of Old Debentures transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited with withdrawn Old Debentures). The notice of withdrawal must be signed by the Holder in the same manner as the Letter of Transmittal (including any required signature guarantees), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of such Old Debentures.

  A purported notice of withdrawal that lacks any of the required information will not be an effective withdrawal of a tender previously made. Tenders may not be withdrawn after the Expiration Date. Holders who have tendered in the Exchange Offer will continue to have withdrawal rights following any extension of the Expiration Date until the rescheduled Expiration Date.

  Any permitted withdrawals of tenders of Old Debentures may not be rescinded, any Old Debentures so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and the Holder of Old Debentures will be deemed to have rejected the Exchange Offer. However, withdrawn Old Debentures may be re-tendered prior to the Expiration Date by following the procedures for tendering described above.

  All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by the Company in its sole discretion, whose determination will be conclusive and binding. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

TRANSFER TAXES

  The Company will pay all transfer taxes, if any, applicable to the transfer and sale of Old Debentures pursuant to the Exchange Offer. If, however, substitute Old Debentures for amounts not tendered or not exchanged are to be delivered to, or are to be registered in the name of, any person other than the Holder of Old

Debentures tendered, or if tendered Old Debentures are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer or sale of Old Debentures to the Company pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the Holder or any other persons) shall be payable by the Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such Holder and/or withheld from any payments due with respect to the Old Debentures tendered by such Holder.

FINANCIAL ADVISOR

  The Company has engaged Merrill Lynch & Co. to act as Financial Advisor in connection with the Exchange Offer. Any Holder who has questions concerning the terms of the Exchange Offer or who would like current information regarding the Benchmark Treasury Yields may contact the Financial Advisor at
(888) 654-8637 (toll free) or (212) 449-4914 (call collect), attention David Parsons, or at the address set forth herein under "Available Information."

  The Company has agreed to pay the Financial Advisor a fee for its services and to reimburse the Financial Advisor for its reasonable out-of-pocket expenses, including certain reasonable fees and expenses of legal counsel and the Company has agreed to indemnify the Financial Advisor against certain liabilities, including certain liabilities under the Federal securities laws, in connection with the Exchange Offer.

EXCHANGE AGENT

  The Chase Manhattan Bank has been appointed Exchange Agent for the Exchange Offer. The Company will pay the Exchange Agent reasonable and customary fees for its services and will reimburse it for its reasonable out-of-pocket expenses, including reasonable legal fees and expenses, in connection therewith. The Company has agreed to indemnify the Exchange Agent against certain liabilities, including certain liabilities under the Federal securities laws, in connection with the Exchange Offer. Letters of Transmittal and all correspondence in connection with the Exchange Offer must be sent or delivered to the Exchange Agent at the address set forth herein under "Available Information."

INFORMATION AGENT

  Georgeson & Company Inc. has been appointed Information Agent for the Exchange Offer. The Company will pay the Information Agent reasonable and customary fees for its services and will reimburse it for its reasonable out-of-pocket expenses in connection therewith.

  Any questions concerning the tender procedures or requests for assistance or additional copies of this Exchange Circular or the Letters of Transmittal may be directed to the Information Agent at the address and telephone number set forth herein under "Available Information." Holders of Old Debentures may also contact the Financial Advisor or their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

                         DESCRIPTION OF NEW DEBENTURES

  The following description of the terms of the New Debentures sets forth certain general terms and provisions of the New Debentures. The New Debentures will be issued under the Indenture, a copy of which has been filed with the Commission by the Company. The following summaries of certain provisions of the New Debentures and the Indenture do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all the provisions of the Indenture, including the definition therein of certain terms. Wherever particular sections, articles or defined terms of the Indenture are referred to herein, such sections, articles or defined terms shall be as specified in the Indenture. Certain defined terms in the Indenture are capitalized herein. Section numbers below refer to provisions of the Indenture.

GENERAL

  The New Debentures will be issued under the Indenture dated as of January 15, 1990, as supplemented by the Supplemental Indenture to be dated the Expiration Date, between the Company and The Chase Manhattan Bank, as Trustee. The Indenture does not limit the amount of debt securities ("Debt Securities") which can be issued thereunder and provides for the issuance of debt securities from time to time in one or more series. The New Debentures will constitute a series of Debt Securities under the Indenture.

  The New Debentures are unsecured and unsubordinated obligations of the Company and will rank pari passu with all other existing and future unsecured and unsubordinated indebtedness of the Company. The New Debentures will mature on January 15, 2009. The New Debentures will be issued as a single series of Debt Securities under the Indenture and will be issued only in fully registered form, without coupons, in multiples of $1,000 of principal amount. The New Debentures will not be entitled to any sinking fund.

  The New Debentures will have a New Debenture Coupon equal to the sum of: (a) the New Debenture Benchmark Treasury Yield, as calculated by the Financial Advisor in accordance with standard market practice, based upon the bid side yield for the 4 3/4% U.S. Treasury Note Due November 15, 2008 as of 2:00 p.m., New York City time, on the Price Determination Date as displayed on the Bloomberg Government Pricing Monitor, Page PX7 (or any recognized quotation source selected by the Financial Advisor in its discretion if the Bloomberg Pricing Monitor is not available or is manifestly erroneous); plus (b) the New Debenture Coupon Spread.

  Interest on the New Debentures will accrue from, and including, the Exchange Date and will be payable on each January 15 and July 15 to the holders of record on the preceding January 1 and July 1, respectively. The first interest payment date on the New Debentures will be July 15 1999. Holders of New Debentures on July 1, 1999 will receive, on July 15, 1999, the amount of interest accrued on the New Debentures during the period from, and including, the Exchange Date to, and excluding, July 15, 1999. The Exchange Date will be the third business day following the Expiration Date.

  If the date on which the principal of and interest on the New Debentures is payable is not a Business Day at any Place of Payment for the New Debentures, then (notwithstanding any other provision of the Indenture or of the New Debentures) payment of such principal or interest need not be made at such Place of Payment, but may be made on the next succeeding Business Day at such Place of Payment, provided that no interest shall accrue for the period from and after the date on which such principal or interest is payable.

BOOK-ENTRY, DELIVERY, AND FORM

  The New Debentures will be in the form of one or more fully registered Global Securities. The Global Securities will be deposited with, or on behalf of, DTC and registered in the name of DTC's nominee. Except as set forth below, the Global Securities may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee.

  DTC has advised the Company that it is a limited-purpose trust company which was created to hold securities for its Participants and to facilitate the clearance and settlement of transactions in such securities between Participants through electronic book-entry changes in accounts of its Participants. Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to DTC's book-entry system is also available to indirect participants. Persons who are not Participants may beneficially own securities held by DTC only through Participants or indirect participants.

  DTC has also advised the Company that pursuant to procedures established by it: (i) upon the issuance by the Company of the New Debentures, DTC will credit the accounts of Participants whose Old Debentures were exchanged pursuant to the Exchange Offer with the principal amount of the New Debentures so exchanged; and (ii) ownership of beneficial interests in the Global Securities will be shown on, and the transfer of that ownership will be effected only through, records maintained by DTC (with respect to Participants' interests), the

Participants and the indirect participants. The laws of some states require that certain persons take physical delivery in definitive form of securities which they own. Consequently, the ability to transfer beneficial interests in the Global Securities is limited to such extent.

  So long as a nominee of DTC is the registered owner of the Global Securities, such nominee will be considered the sole owner or Holder of the Debentures for all purposes under the Indenture. Except as provided below, owners of beneficial interests in the Global Securities will not be entitled to have New Debentures registered in their names, will not receive or be entitled to receive physical delivery of New Debentures in definitive form and will not be considered the owners or Holders thereof under the Indenture.

  Neither the Company, the Trustee, any Paying Agent nor the registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Global Securities, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

  Principal and interest payments on the Global Securities registered in the name of DTC's nominee will be made by the Company through the Paying Agent to DTC's nominee as the registered owner of the Global Securities. Under the terms of the Indenture, the Company and the Trustee will treat the persons in whose names the New Debentures are registered as the owners of such New Debentures for the purpose of receiving payments of principal and interest on such New Debentures and for all other purposes whatsoever. Therefore, neither the Company, the Trustee nor any Paying Agent has any direct responsibility or liability for the payment of principal or interest on the New Debentures to owners of beneficial interests in the Global Securities. DTC has advised the Company and the Trustee that its present practice is, upon receipt of any payment of principal or interest, to credit immediately the accounts of the Participants with payment in amounts proportionate to their respective holdings in principal amount of beneficial interests in the Global Securities as shown on the records of DTC. Payments by Participants and indirect participants to owners of beneficial interests in the Global Securities will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name" and will be the responsibility of such Participants or indirect participants.

  If DTC is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days, the Company will issue New Debentures in definitive form in exchange for the Global Securities. In addition, the Company may at any time determine not to have the New Debentures represented by Global Securities and, in such event, will issue New Debentures in definitive form in exchange for the Global Securities. In either instance, an owner of a beneficial interest in the Global Securities will be entitled to have New Debentures equal in principal amount to such beneficial interest registered in its name and will be entitled to physical delivery of such New Debentures in definitive form. New Debentures so issued in definitive form will be issued in multiples of $1,000 of principal amount and will be issued in registered form only, without coupons.

SAME-DAY SETTLEMENT AND PAYMENT

  All payments of principal and interest will be made by the Company in immediately available funds.

  Secondary trading in long-term notes and debentures of corporate issuers is generally settled in clearing-house or next-day funds. In contrast, the New Debentures will trade in DTC's Same-Day Funds Settlement System until maturity, and secondary market trading activity in the New Debentures will therefore be required by DTC to settle in immediately available funds on trading activity in the New Debentures.

  All moneys paid by the Company to a Paying Agent for the payment of principal of and interest on any New Debenture that remains unclaimed at the end of two years after such principal or interest shall have become due and payable will be repaid to the Company upon its request and thereafter the Holder of such New Debenture will look only to the Company for payment thereof.

REGISTRATION AND TRANSFER

  New Debentures in certificated form may be presented for registration of transfer (with the form of transfer duly executed), at the office of the security registrar designated by the Company or at the office of any transfer agent designated by the Company for such purpose, without service charge and upon payment of any taxes and other governmental charges as described in the Indenture. Such transfer or exchange will be effected upon the security registrar or such transfer agent, as the case may be, being satisfied with the documents of title and identity of the person making the request. The Company has initially appointed the Trustee as the security registrar under the Indenture. (Section 2.8). The Company may at any time designate additional transfer agents with respect to the New Debentures. (Section 3.2).

PAYMENTS AND PAYING AGENTS

  Payment of principal of and any premium and interest on the New Debentures in certificated form will be made at the office of such Paying Agent or Paying Agents as the Company may designate from time to time, except that, at the option of the Company, payment of any interest may be made by check mailed to the address of the payee entitled thereto as such address shall appear in the Security Register. (Sections 2.7 and 3.2). Payment of any installment of interest on New Debentures will be made to the person in whose name such New Debenture is registered at the close of business on the Record Date for such interest payment. (Section 2.7).

  The principal office of the Trustee in The City of New York will be designated as the Company's sole Paying Agent for payments with respect to New Debentures which are issuable in certificated form. The Company may at any time designate additional Paying Agents or rescind the designation of any Paying Agent or approve a change in the office through which any Paying Agent acts, except that the Company will be required to maintain a Paying Agent in the Borough of Manhattan, The City of New York. (Section 3.2).

  All moneys paid by the Company to a Paying Agent for the payment of principal of and any premium and interest on any New Debenture that remains unclaimed at the end of two years after such principal, premium or interest shall have become due and payable will be repaid to the Company and thereafter the Holder of such New Debenture will look only to the Company for payment thereof. (Section 10.4).

CERTAIN DEFINITIONS

  "Consolidated Net Tangible Assets" means the total assets of the Company and its consolidated subsidiaries as shown on or reflected in its balance sheet less: (a) all current liabilities (excluding current liabilities which could be classified as long-term debt in conformity with generally accepted accounting principles and current liabilities which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed); (b) advances to entities accounted for on the equity method of accounting; and (c) intangible assets.

  "Intangible assets" means the aggregate value (net of any applicable reserves), as shown on or reflected in such balance sheet, of: (i) all trade names, trademarks, licenses, patents, copyrights and goodwill; (ii) organizational and development costs; (iii) deferred charges (other than prepaid items such as insurance, taxes, interest, commissions, rents and similar items and tangible assets being amortized); and (iv) unamortized debt discount and expense, less unamortized premium.

  "Principal Property" means any manufacturing facility having a gross book value in excess of 1% of Consolidated Net Tangible Assets at the time of determination thereof and owned by the Company or any Restricted Subsidiary and located within the United States of America (excluding its territories and possessions and the Commonwealth of Puerto Rico) other than any such facility or portion thereof which the Board of Directors reasonably determines is not material to the business conducted by the Company and its Subsidiaries as a whole.

  "Restricted Subsidiary" means any Subsidiary: (i) substantially all of the property of which is located, and substantially all of the business of which is carried on, within the United States of America (excluding its territories and possessions and the Commonwealth of Puerto Rico); and (ii) which owns or operates one or more

Principal Properties, provided, however, Restricted Subsidiary shall not include a Subsidiary which is primarily engaged in the business of a finance or insurance company, including branches thereof.

  "Subsidiary" means each corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or one or more Subsidiaries, or by the Company and one or more other Subsidiaries.

CERTAIN COVENANTS OF THE COMPANY

 Limitations on Liens

  Subject to the exceptions set forth below and those set forth under "Exempted Indebtedness," the Company will covenant that it will not, nor will it permit any Restricted Subsidiary to create or permit to exist any lien on any Principal Property or additions thereto or shares of capital stock of any Restricted Subsidiary without equally and ratably securing the New Debentures. This restriction will not apply to certain permitted liens, including: (a) liens on Principal Property existing at the time of acquisition thereof and certain purchase money mortgages; (b) liens existing on the date of the Indenture; (c) liens on property or shares of capital stock, or arising out of any indebtedness of any corporation existing at the time such corporation becomes or is merged into the Company or a Restricted Subsidiary; (d) liens which secure debt owing to the Company or a Subsidiary by a Restricted Subsidiary; (e) liens in connection with the issuance of tax-exempt industrial development or pollution control bonds or other similar bonds issued pursuant to Section 103(b) of the Internal Revenue Code of 1986, as amended, or as hereafter amended, to finance all of any part of the purchase price of or the cost of construction, equipping or improving property; provided that such liens shall be limited to such property acquired (including personal property) or constructed or such improvement and to theretofore substantially unimproved real property on which such construction or improvement is located; provided further, that the Company and Restricted Subsidiaries may further secure all or any part of such purchase price or the cost of construction of such improvements and personal property by an interest on additional property of the Company and Restricted Subsidiaries only to the extent necessary for the construction, maintenance and operation of, and access to, such property so acquired or constructed or such improvement; (f) liens arising from assignments of money due under contracts with the United States of America or any State, or any department, agency or political subdivision thereof; (g) liens in favor of any customer arising in respect of certain payments made by or on behalf of such customer for goods produced for or services rendered to such customers in the ordinary course of business not exceeding the amount of such payments; (h) any extension, renewal or replacement of any lien referred to in the foregoing clauses (a) to (g), inclusive; and (i) certain statutory liens, liens for taxes and certain other liens. (Section 3.6).

 Limitation on Sale and Lease-Back Transactions

  Subject to the exceptions set forth below under "Exempted Indebtedness," sale and lease-back transactions by the Company or any Restricted Subsidiary of any Principal Property are prohibited (except for temporary leases for a term, including any renewal thereof, of not more than three years and except for leases between the Company and a Subsidiary or between Subsidiaries) unless the net proceeds of such sale are at least equal to the fair value of such property. (Section 3.7).

 Exempted Indebtedness

  The Company or any Restricted Subsidiary may create or assume liens or enter into sale and lease-back transactions, not otherwise permitted under the limitations on liens and sale and lease-back transactions outlined above, provided that at the time of such event, and after giving effect thereto, the sum of: (i) the aggregate outstanding indebtedness of the Company and its consolidated subsidiaries incurred after the date of the Indenture and secured by such liens relating to Principal Property; plus (ii) the aggregate discounted value of the obligations for rental payments in respect to such sale and lease-back transactions relating to Principal Property does not exceed 10% of Consolidated Net Tangible Assets. (Sections 3.6 and 3.7).

  There are no covenants or provisions contained in the Indenture which may afford Holders of New Debentures protection in the event of a highly leveraged transaction.

CONSOLIDATION, MERGER, AND SALE OF ASSETS

  The Company covenants that it will not merge or consolidate or sell or convey all or substantially all of its assets unless the successor corporation is the Company or is a domestic corporation which assumes the Company's obligations on the New Debentures and under the Indenture, and after giving effect to such transaction the Company or the successor corporation would not be in default under the Indenture. (Section 9.1).

EVENTS OF DEFAULT

  An Event of Default with respect to the New Debentures is defined in the Indenture as being: (a) default by the Company for 30 days in the payment of any installment of interest on the New Debentures; (b) default by the Company in the payment of any principal on the New Debentures; (c) default by the Company in the performance of any of the covenants or warranties in the Indenture contained therein for the benefit of the New Debentures which shall not have been remedied within a period of 90 days after receipt of written notice by the Company from the Trustee or by the Company and the Trustee for the Holders of not less than 25% in principal amount of the New Debentures then outstanding; or (d) certain events of bankruptcy, insolvency or reorganization of the Company. (Section 5.1). No Event of Default described in
(a), (b), or (c) above with respect to a particular series of Debt Securities issued under the Indenture necessarily constitutes an Event of Default with respect to any other series of Debt Securities issued under the Indenture.

  The Indenture provides that if an Event of Default under clause (a), (b) or
(c) above (but only if the Event of Default under clause (c) is with respect to less than all series of Debt Securities then outstanding) shall have occurred and be continuing, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the then outstanding New Debentures may declare the principal of all the New Debentures, together with accrued interest thereon, to be due and payable immediately. If an Event of Default under clause (c) (if the Event of Default under clause (c) is with respect to all of the series of Debt Securities then outstanding) above shall have occurred and be continuing, either the Trustee or the Holders of not less than 25% in the aggregate principal amount of all the Debt Securities then outstanding (treated as one class), may declare the principal of all the Debt Securities then outstanding, together with accrued interest, to be due and payable immediately. Upon certain conditions thereon, such declaration (including a declaration caused by a default in the payment of principal or interest, the payment for which has subsequently been provided) may be annulled by the Holders of a majority in principal amount of the New Debentures then outstanding or all Debt Securities treated as one class, as the case may be, as were entitled to declare such default. In addition, past defaults may be waived by the Holders of a majority in principal amount of the New Debentures or all Debt Securities treated as one class, as the case may be, as were entitled to declare such default, except a default in the payment of the principal of or interest on the New Debentures or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the approval of the Holder of each New Debenture so affected. (Sections 5.1 and 5.10).

  The Indenture contains a provision entitling the Trustee, subject to the duty of the Trustee during default to act with the required standard of care, to be indemnified by the Holders of New Debentures before proceeding to exercise any right or power under the Indenture at the request of the Holders of such New Debentures. (Section 6.2). The Indenture also provides that the Holders of a majority in principal amount of the outstanding New Debentures may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the New Debentures. (Section 5.9).

  The Indenture contains a covenant that the Company will file annually with the Trustee a certificate as to the absence of any default or specifying any default that exists. (Section 4.3).

SATISFACTION AND DISCHARGE OF INDENTURE

  The Indenture (except for certain specified surviving obligations including, among other things, the Company's obligation to pay the principal of and interest on the New Debentures) will be discharged and canceled upon the satisfaction of certain conditions, including the payment of all the New Debentures or the deposit with the Trustee of cash or U.S. Government Obligations or a combination thereof sufficient for such payment or redemption in accordance with the Indenture and the terms of the New Debentures. (Section 10.1).

MODIFICATION OF THE INDENTURE AND WAIVER

  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of more than 50% of the principal amount of the New Debentures, to execute supplemental indentures adding any provisions to or changing or eliminating any of the provisions of the Indenture or modifying the rights of the Holders of New Debentures, except that no such supplemental indenture may, among other things: (i) extend the final maturity of any New Debentures, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, or reduce any amount payable upon any redemption thereof without the consent of the Holder of each New Debenture so affected; or (ii) reduce the aforesaid percentage of New Debentures, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of all outstanding New Debentures. (Section 8.2).

GOVERNING LAW

  The Indenture and the New Debentures are governed by, and construed in accordance with, the laws of the State of New York, excluding the conflicts of law principles thereof.

INFORMATION CONCERNING THE TRUSTEE

  The Company maintains banking relationships in the ordinary course of business with the Trustee. The Trustee's principal corporate trust office is located at 450 West 33rd Street, 15th Floor, New York, New York 10001-2697.

                 CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

  The following discussion is a summary of certain U.S. Federal income tax consequences of the Exchange Offer to holders of Old Debentures and of the ownership and disposition of New Debentures acquired pursuant to the Exchange Offer. The statements of law and legal conclusions set forth in this summary are based on the opinion of Brown & Wood LLP, special tax counsel to the Company for the Exchange. This summary is based on the Internal Revenue Code of 1986, as amended ("Code"), existing and proposed Treasury Regulations, Internal Revenue Service ("IRS") rulings, official pronouncements and judicial decisions, all as of the date hereof and all of which are subject to change, possibly with retroactive effect, or different interpretations. This summary is applicable only to persons who hold Old Debentures (and who will hold New Debentures) as capital assets. This summary does not discuss all the U.S. Federal income tax consequences that may be relevant to a holder of New Debentures in light of the holder's particular circumstances. In particular, this summary does not address any special rules that may be applicable to insurance companies, tax-exempt persons, financial institutions, regulated investment companies, dealers in securities or currencies, pass-through entities, persons that hold Old Debentures or New Debentures as part of an integrated investment (including a "straddle") consisting of Old Debentures or New Debentures and one or more other positions, foreign corporations, persons who are not citizens or residents of the United States, foreign estates, foreign trusts or persons whose functional currency is other than the United States dollar. In addition, this summary does not address any state or local tax considerations that may be relevant to a holder's decision to exchange Old Debentures for New Debentures pursuant to the Exchange Offer.

  THE FOLLOWING IS NOT TAX ADVICE TO ANY HOLDER OF OLD DEBENTURES. ALL HOLDERS OF OLD DEBENTURES SHOULD CONSULT THEIR OWN TAX ADVISORS

REGARDING THE UNITED STATES FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF THE EXCHANGE OF OLD DEBENTURES FOR NEW DEBENTURES AND OF THE OWNERSHIP AND DISPOSITION OF NEW DEBENTURES RECEIVED IN THE EXCHANGE OFFER IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES.

EXCHANGE OF OLD DEBENTURES FOR NEW DEBENTURES

  An exchange of Old Debentures for New Debentures pursuant to the Exchange Offer (an "Exchange") will constitute a recapitalization under Section 368(a)(1)(E) of the Code. A Holder of the Old Debentures who exchanges Old Debentures for New Debentures will not recognize loss on the Exchange. A Holder will recognize realized gain, if any, only to the extent of "boot" (which term does not include amounts attributable to accrued but unpaid interest which will be taxable as such) that is received in the Exchange. A Holder's realized gain on the Exchange will equal the excess, if any, of: (a) the amount realized on the Exchange by the Holder (which includes the: (i) Participation Fee received; (ii) fair market value of the New Debentures received; and (iii) cash received in lieu of fractional New Debentures) over
(b) the Holder's tax basis in the Old Debentures. In the case of the Exchange
Offer: (i) the Participation Fee; (ii) the amount of money received in lieu of a fractional New Debenture; and (iii) the fair market value of any excess of the principal amount of the New Debentures received over the principal amount of the Old Debentures (the "Excess Principal Amount") surrendered will constitute "boot." Any gain recognized will generally be treated as capital gain, but may be subject to ordinary income treatment if the holder acquired the Old Debenture at a market discount, as discussed below.

  A Holder who acquires New Debentures will have: (i) a fair market value tax basis in a portion of the New Debentures corresponding to the Excess Principal Amount; and (ii) a tax basis in the remaining portion of the New Debentures equal to the Holder's adjusted tax basis in the Old Debentures surrendered in the exchange, decreased by the amount of "boot" (including the fair market value of the Excess Principal Amount) received and increased by the amount of gain, if any, recognized as a result of the receipt of such "boot." The holding period of that portion of the New Debentures corresponding to the Excess Principal Amount will commence on the day following the Exchange Date and the holding period of the remainder of the New Debentures will include the period during which the holder held the Old Debentures.

  Some Holders of Old Debentures may have acquired them at a "market discount." For this purpose, "market discount" is the excess (if any) of the principal amount over the Holder's acquisition price, subject to a statutory de minimis exception. Gain recognized on the exchange of such Old Debentures for New Debentures (as discussed above) will be treated as ordinary income to the extent of the portion of such market discount which has accrued from the acquisition date of such Old Debentures to the Exchange Date. In addition, any unrecognized accrued market discount on such Old Debentures will carry over to the New Debentures, and any unaccrued market discount on such Old Debentures will carry over to the New Debentures and will accrue over the term of the New Debentures.

NEW DEBENTURES

  Stated Interest on New Debentures. In general, interest at the New Coupon from and after the Exchange Date will be ordinary income, includible in gross income when accrued, in the case of a holder utilizing the accrual method of accounting, or when received, in the case of a holder utilizing the cash method of accounting.

  Bond Premium. If a holder's tax basis in New Debentures immediately after the Exchange (determined in the manner discussed above) exceeds the principal amount of such New Debentures, such excess will constitute amortizable bond premium which the holder may elect to amortize under a constant yield method under Section 171 of the Code. A holder that elects to amortize bond premium must reduce the tax basis in the New Debentures by the amount so amortized. The amortizable bond premium will be treated as an offset to interest income rather than as a separate deduction item. An election to amortize bond premium under Section 171 of the Code by a holder will apply to all obligations owned or acquired by the holder in the current and all subsequent taxable years and may not be revoked without the permission of the IRS. If an election to amortize bond premium is not made, a holder must include the full amount of each interest payment in income in accordance with its regular method of accounting and will receive a tax benefit from the premium only in computing gain or loss upon the redemption, sale or other disposition of the New Debentures.

  Sale or Redemption of the New Debentures. In general, upon a sale, redemption or other disposition of the New Debentures, a holder will recognize gain or loss equal to the difference between: (i) the amount realized on the disposition (other than amounts attributable to accrued but unpaid interest which will be taxable as such); and (ii) the holder's tax basis in the New Debentures. Such gain or loss will generally be capital gain or loss (subject to the market discount rules).

BACKUP WITHHOLDING

  A holder of New Debentures may be subject to backup withholding at a rate of 31 percent with respect to interest paid or the proceeds of a redemption, sale or other disposition of the New Debentures, unless the holder provides its taxpayer identification number and certain required certifications to the payor or otherwise establishes an exemption. Any amounts so withheld would be allowed as a credit against the holder's U.S. Federal income tax liability.

                             PLAN OF DISTRIBUTION

  The Company will exchange New Debentures for Old Debentures. Accordingly, the Company will not receive any proceeds from the exchange of New Debentures for Old Debentures.

  Based on an interpretation by the staff of the Division of Corporation Finance of the Commission, the Company believes that the New Debentures issued pursuant to the Exchange Offer, like the Old Debentures, may be offered for resale, resold and otherwise transferred by any Holder thereof without compliance with the registration requirements of the Securities Act.

  The Company has not entered into any arrangement or understanding with any person to distribute the New Debentures to be received in the Exchange Offer and, to the best of the Company's information and belief, each person participating in the Exchange Offer is acquiring the New Debentures in the ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Debentures.

  The Company has agreed to pay all reasonable and customary expenses associated with the Exchange Offer (other than fees, commissions or concessions of any brokers, dealers or Custodians).

                          VALIDITY OF NEW DEBENTURES

  The validity of the offered New Debentures will be passed upon for the Company by John G. Scriven, the Company's Vice President and General Counsel.

                             INDEPENDENT AUDITORS

  The consolidated financial statements as of December 31, 1997 and 1996, and the related consolidated statements of income for each of the three years in the period ended December 31, 1997, incorporated by reference in this Exchange Circular from the Company's Annual Report on Form 10-K for the year ended December 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated by reference herein.

                                  SCHEDULE A

FORMULA TO DETERMINE OLD DEBENTURE EXCHANGE PRICES

R        = $1,000 (the redemption price per $1,000 principal amount of Old
           Debentures).

YLD      = The yield to the maturity date of the Old Debentures equal to the sum of the Old Debenture Benchmark Treasury Yield at the Price Determination Date and the applicable Exchange Spread, expressed as a decimal number.

N        = The number of regular semi-annual interest payments from (but excluding) the Exchange Date to (and including) the Maturity Date.

S        = The number of days from and including the most recent date to which interest has been paid to (but excluding) the Exchange Date. The number of days is computed using the 30/360 day count method.

CPN      = the nominal rate of interest payment on the Old Debentures expressed as a decimal number.

/        = Divide. The term immediately to the left of the division symbol is divided by the term immediately to the right of the division symbol before any other addition or subtraction operations are performed.

exp      = Exponentiate. The term to the left of the exponentiation symbol is raised to the power indicated by the term to the right of the exponentiation symbol.

    N
+ (SUM)  = Summate. The term to the right of the summation symbol is separately
   K=1 calculated "N" times (substituting for the "K" in that term each whole number between 1 and N, inclusive), and the separate calculations are then added together.

PRICE    = The Old Debenture Exchange Price.


                       R
PRICE    = -------------------------
           (1+YLD/2) exp (N - S/180)


               N       1,000 (CPN/2)
           + (SUM) ------------------------- - 1,000 (CPN/2)(S/180)
              K=1  (1+YLD/2) exp (K - S/180)


FORMULA TO DETERMINE EXCHANGE RATIO OF OLD DEBENTURES AND NEW DEBENTURES

(Principal amount of Old Debentures tendered X Old Debenture Exchange Price) / $1,000 =

Principal amount of New Debentures to be issued for each $1,000 principal amount of Old Debentures tendered. Any fractional amounts of New Debentures under $1,000 will be paid in cash.

                                  SCHEDULE B

HYPOTHETICAL EXAMPLE FOR THE 9% DEBENTURE EXCHANGE PRICE

  This Schedule B provides a hypothetical illustration of the calculation of the 9% Debenture Exchange Price based on hypothetical data, and should, therefore, be used solely for the purpose of obtaining an understanding of the calculation of the 9% Debenture Exchange Price, as quoted at a hypothetical Old Debenture Benchmark Treasury Yield, and should not be used or relied upon for any other purpose.

Example:

   Hypothetical Price Determination Date        2:00 p.m., New York City time, on
                                                Monday, January 4, 1999
   Estimated Exchange Date                      Friday, February 5, 1999
   Hypothetical Old Debenture Benchmark         5.17%
   Treasury Yield on the Price Determination
   Date
   R                                            $1,000
   YLD                                          .0657
   CPN                                          .09
   N                                            45
   S                                            124
   PRICE                                        $1,281.39


                    1,000
PRICE = ------------------------------
        (1+.0657/2) exp (45 - 124/180)


           45           1,000 (.09/2)
        + (SUM) ----------------------------- - 1,000 (.09/2)(124/180)
           K=1  (1+.0657/2) exp (K - 124/180)

                                  SCHEDULE C

HYPOTHETICAL EXAMPLE FOR THE 8.85% DEBENTURE EXCHANGE PRICE

  This Schedule C provides a hypothetical illustration of the calculation of the 8.85% Debenture Exchange Price based on hypothetical data, and should, therefore, be used solely for the purpose of obtaining an understanding of the calculation of the 8.85% Debenture Exchange Price, as quoted at a hypothetical Old Debenture Benchmark Treasury Yield, and should not be used or relied upon for any other purpose.

Example:

   Hypothetical Price Determination Date        2:00 p.m., New York City time, on
                                                Monday, January 4, 1999
   Estimated Exchange Date                      Friday, February 5, 1999
   Hypothetical Old Debenture Benchmark         5.17%
   Treasury Yield on the Price Determination
   Date
   R                                            $1,000
   YLD                                          .0657
   CPN                                          .0885
   N                                            46
   S                                            140
   PRICE                                        $1,266.45


                    1,000
PRICE = ------------------------------
        (1+.0657/2) exp (46 - 140/180)


           46           1,000 (140/2)
        + (SUM) ----------------------------- - 1,000 (.0885/2)(140/180)
           K=1  (1+.0657/2) exp (K - 140/180)

                                   SCHEDULE D

HYPOTHETICAL EXAMPLE FOR THE EXCHANGE RATIO OF OLD DEBENTURES AND NEW
DEBENTURES

   Hypothetical Principal Amount Exchanged =               $1,000,000
   9% Old Exchange Price =                                 $1,281.39
   Exchange Ratio =                                        $1,000,000 x $1,281.39 / 1,000 = $1,281,390
   Principal Amount of New Debentures =                    $1,281,000
   Cash Amount of Fractional Portion of New Debentures =   $390
   Hypothetical Principal Amount Exchanged =               $1,000,000
   8.85% Old Exchange Price =                              $1,266.45
   Exchange Ratio =                                        $1,000,000 x $1,266.45 / 1,000 = $1,266,450
   Principal Amount of New Debentures =                    $1,266,000
   Cash Amount of Fractional Portion of New Debentures =   $450

                             LETTER OF TRANSMITTAL

                            TO TENDER FOR EXCHANGE
                        DEBENTURES DUE JANUARY 15, 2009
                      FOR ANY AND ALL OF THE OUTSTANDING

             $218,640,000                           $183,976,000
    9% DEBENTURES DUE APRIL 1, 2021      8.85% DEBENTURES DUE SEPTEMBER 15,
          (CUSIP 260543 BA 0)                           2021
                                                 (CUSIP 260543 BC 6)

                                      OF
                           THE DOW CHEMICAL COMPANY
                       PURSUANT TO THE EXCHANGE CIRCULAR
                             DATED JANUARY 5, 1999


 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, FEBRUARY 2, 1999 UNLESS EXTENDED (THE "EXPIRATION DATE").


                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

 If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed,
                 signed, and submitted to the Exchange Agent:

                           THE CHASE MANHATTAN BANK

        By Hand:               By Registered Mail:            By Overnight
     Corporate Trust         The Chase Manhattan Bank           Delivery:
    Securities Window        Money Market Operations            The Chase
     55 Water Street             55 Water Street             Manhattan Bank
        Room 234                     Room 234                 Money Market
     North Building               North Building               Operations
   New York, NY 10041           New York, NY 10041           55 Water Street
  Attn: Carlos Esteves         Attn: Joseph Buthorn             Room 234
                                                             North Building

                                 By Facsimile:             New York, NY 10041
                       (212) 638-7380 or (212) 638-7381       Attn: Joseph
                                                                 Buthorn

                             Confirm by Telephone:
                                (212) 638-0828

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                            The Information Agent:

                              GEORGESON & COMPANY
                         Wall Street Plaza, 30th Floor
                              New York, NY 10005
                          (800) 440-9800 (toll free)
                         (212) 223-2064 (call collect)
                              Attn: Keith Haynes

  For any questions regarding this Letter of Transmittal or for any additional information you may contact the Exchange Agent or the Information Agent.

  The undersigned hereby acknowledges receipt of the Exchange Circular dated January 5, 1999 (as it may be supplemented and amended from time to time, the "Exchange Circular") of The Dow Chemical Company, a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal," which, together with this Exchange Circular, constitute the "Exchange Offer") to exchange its Debentures due January 15, 2009 (the "New Debentures") in an aggregate principal amount to be determined in the manner set forth in the Exchange Circular, for any and all of its issued and outstanding 9% Debentures due April 1, 2021 (the "9% Debentures") and 8.85% Debentures due September 15, 2021 (the "8.85% Debentures" and, together with the 9% Debentures, the "Old Debentures") from the registered holders (individually, a "Holder" and collectively, the "Holders") thereof. Capitalized terms used but not defined herein have the meanings ascribed to them in the Exchange Circular.

  The undersigned hereby tenders for exchange the Old Debentures described in Box 1 and/or Box 2 below, upon the terms and subject to the conditions described in the Exchange Circular and this Letter of Transmittal. The undersigned is the Holder of all the Old Debentures and the undersigned represents that it has received from each beneficial owner of the tendered Old Debentures (the "Beneficial Owner") valid instructions which authorize and instruct the undersigned to take the action described in this Letter of Transmittal.

  Subject to, and effective upon, the acceptance for exchange of the tendered Old Debentures, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, the Company all right, title, and interest in, to, and under the tendered Old Debentures. Holders that tender and do not withdraw their Old Debentures will receive upon acceptance of the Old Debentures by the Company, in addition to the New Debentures and accrued interest on the Old Debentures accepted for exchange, a participation fee equal to 1.5% of the principal amount tendered (the "Participation Fee").

  If Old Debentures not tendered or not exchanged are to be delivered to a person other than to the Holder of the Old Debentures tendered or to an address other than that of the Holder of such Old Debentures, such Holder should so indicate in the section of this Letter of Transmittal entitled "Special Delivery Instructions" below (Box 3).

  The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the tendered Old Debentures, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: (i) deliver the tendered Old Debentures to the Company or cause ownership of the tendered Old Debentures to be transferred to, or upon the order of, the Company, on the books of the registrar for the Old Debentures and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Debentures to which the undersigned is entitled upon acceptance by the Company of the tendered Old Debentures pursuant to the Exchange Offer; and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Old Debentures, all in accordance with the terms of the Exchange Offer.

  The undersigned understands that tenders of Old Debentures pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering Old Debentures" in the Exchange Circular and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Exchange Circular under the caption "The Exchange Offer--Withdrawal Rights." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the tendered Old Debentures, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the tendered Old Debentures are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably determined by the Company or the Exchange Agent to be necessary or desirable to complete and give effect to the transactions contemplated hereby.

  The undersigned hereby represents and warrants that the information set forth in Box 1 and/or Box 2 is true, accurate, and complete.

  Holders of Old Debentures that are tendering their Old Debentures by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's DTC account. DTC will then send an Agent's Message (as defined in the Exchange Circular) to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer prior to the Expiration Date by submitting a Notice of Guaranteed Delivery through ATOP.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

                                     BOX 1
                     DESCRIPTION OF 9% DEBENTURES TENDERED
                (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
-------------------------------------------------------------------------------

 NAME(S) AND
ADDRESS(ES) OF
  REGISTERED
  HOLDER(S),
  EXACTLY AS
   NAME(S)
  APPEAR(S)
    ON OLD
  DEBENTURE                                    AGGREGATE           AGGREGATE
CERTIFICATE(S)          CERTIFICATE         PRINCIPAL AMOUNT       PRINCIPAL
 (PLEASE FILL         NUMBER(S) OF 9%        REPRESENTED BY          AMOUNT
IN, IF BLANK)           DEBENTURES*          CERTIFICATE(S)        TENDERED**
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
        TOTAL:
-------------------------------------------------------------------------------


   *Need not be completed by persons tendering by book-entry transfer.

  **All tenders must be in multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Old Debentures identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

[_]CHECK HERE IF OLD DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "USE OF BOOK-ENTRY TRANSFER" BELOW (Box 5).

[_]CHECK HERE IF OLD DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (Box 4).

[_]CHECK HERE IF OLD DEBENTURES ARE BEING DELIVERED HEREWITH.

                                     BOX 2
                   DESCRIPTION OF 8.85% DEBENTURES TENDERED
                (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)

--------------------------------------------------------
 NAME(S) AND
ADDRESS(ES) OF
  REGISTERED
  HOLDER(S),
  EXACTLY AS
   NAME(S)
 APPEAR(S) ON
OLD DEBENTURE   CERTIFICATE     AGGREGATE     AGGREGATE
CERTIFICATE(S)  NUMBER(S) OF PRINCIPAL AMOUNT PRINCIPAL
 (PLEASE FILL      8.85%      REPRESENTED BY    AMOUNT
IN, IF BLANK)   DEBENTURES*   CERTIFICATE(S)  TENDERED**
--------------------------------------------------------
--------------------------------------------------------
--------------------------------------------------------
--------------------------------------------------------
--------------------------------------------------------
--------------------------------------------------------
--------------------------------------------------------
        TOTAL:
--------------------------------------------------------

  * Need not be completed by persons tendering by book-entry transfer.

 ** All tenders must be in multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Old Debentures identified in this Box 2 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

[_]CHECK HERE IF OLD DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "USE OF BOOK-ENTRY TRANSFER" BELOW (Box 5).

[_]CHECK HERE IF OLD DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (Box 4).

[_]CHECK HERE IF OLD DEBENTURES ARE BEING DELIVERED HEREWITH.

                                     BOX 3
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6, AND 7)

 TO BE COMPLETED ONLY IF UNTENDERED OLD DEBENTURES OR OLD DEBENTURES NOT ACCEPTED FOR EXCHANGE ARE TO BE SENT TO SOMEONE OTHER THAN THE
 UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN
 ABOVE.

 Mail any Old Debentures not tendered hereby or not accepted for exchange to:

 Name(s):

 ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

 Address:

 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

 Tax Identification or Social Security No.:

 ---------------------------------------------------------------------------



                                     BOX 4
                           USE OF GUARANTEED DELIVERY
                              (SEE INSTRUCTION 2)

 TO BE COMPLETED ONLY IF OLD DEBENTURES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

 Name(s) of Holder(s): _____________________________________________________

 Window Ticket No. (if any): _______________________________________________

 Date of Execution of Notice of Guaranteed Delivery: _______________________

 Name of Eligible Institution that Guaranteed Delivery: ____________________

 If Delivered by Book-Entry Transfer, complete the following: ______________

   DTC Account Number: _____________________________________________________

   VOI Number: _____________________________________________________________

                                     BOX 5
                           USE OF BOOK-ENTRY TRANSFER
                              (SEE INSTRUCTION 1)

 TO BE COMPLETED ONLY IF DELIVERY OF OLD DEBENTURES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

 Name of Tendering Institution: ____________________________________________

 Account Number: ___________________________________________________________

 VOI Number: _______________________________________________________________



                                     BOX 6
                          DTC PARTICIPANT INFORMATION
                              (SEE INSTRUCTION 1)

 TO BE COMPLETED BY ALL HOLDERS DELIVERING OLD DEBENTURES. NEW DEBENTURES WILL BE DELIVERED ONLY IN BOOK-ENTRY FORM.

 Name of DTC Participant: __________________________________________________

 DTC Participant Number: ___________________________________________________

 Contact at DTC Participant: _______________________________________________

 Name: _____________________________________________________________________

 Telephone No.: ____________________________________________________________

                                     BOX 7
                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 5)
                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------

 X _________________________________      Signature Guarantee

                                          (If required by Instruction 5)
 X _________________________________

     (SIGNATURE OF HOLDER(S) OR           Authorized Signature:
        AUTHORIZED SIGNATORY)

                                          X _________________________________
 Note: The above lines must be
 signed by the registered holder(s)       Name: _____________________________
 of Old Debentures as their name(s)                 (PLEASE PRINT)
 appear(s) therein or by person(s)
 authorized to become registered          Title: ____________________________
 holder(s) (evidence of such
 authorization must be transmitted        Name of Firm: _____________________
 with this Letter of Transmittal).                       (MUST BE AN ELIGIBLE
 If signature is by a trustee,                          INSTITUTION AS DEFINED
 executor, administrator, guardian,                       IN INSTRUCTION 2)
 attorney-in-fact, officer, or
 other person acting in a fiduciary       Address: __________________________
 or representative capacity, such
 person must set forth his or her         -----------------------------------
 full title below. See Instruction
 5.                                       -----------------------------------
                                                      (ZIP CODE)
 Name(s): __________________________

 Capacity: _________________________

 Address: __________________________      Area Code and Telephone Number:

 -----------------------------------      -----------------------------------
             (ZIP CODE)
                                          Dated: _____________________ , 1999
 Area Code and Telephone Number:

 -----------------------------------

 Tax Identification or Social
 Security No.:

 -----------------------------------

                    PAYOR'S NAME: THE CHASE MANHATTAN BANK


                   Name: (If joint names, list first and circle the name of
    SUBSTITUTE     the person or entity whose number you enter in Part 1
                   below.) See instructions if your name has changed.

     FORM W-9      ----------------------------------------------------------
DEPARTMENT OF THE  ----------------------------------------------------------
     TREASURY
 INTERNAL REVENUE  Address: _________________________________________________
     SERVICE       ----------------------------------------------------------
 PAYER'S REQUEST   City, State and Zip Code: ________________________________
       FOR         ----------------------------------------------------------
     TAXPAYER      List account number(s) (optional):
  IDENTIFICATION   ----------------------------------------------------------
   NUMBER (TIN)
                  -------------------------------------------------------------
                   PART 1: PLEASE PROVIDE YOUR
                   TAXPAYER IDENTIFICATION            Social Security Number
                   NUMBER IN THE BOX AT RIGHT     OR ________________________
                   AND CERTIFY BY SIGNING AND        Taxpayer Identification
                   DATING BELOW.                              Number
                  -------------------------------------------------------------
                   PART 2: Check the box if you are NOT subject to backup
                   withholding under the provisions of section 3406(a)(1)(C)
                   of the Internal Revenue Code because: (1) you have not
                   been notified that you are subject to backup withholding
                   as a result of failure to report all interest or
                   dividends; or (2) the Internal Revenue Service has
                   notified you that you are no longer subject to backup
                   withholding. [_]
                  -------------------------------------------------------------
                   PART 3: Awaiting TIN [_]
-------------------------------------------------------------------------------

 CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, ACCURATE, AND COMPLETE.

 Signature _____________________________________      Date _____________, 1999

 Name ________________________________________________________________________
                                (PLEASE PRINT)


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either: (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office; or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Exchange Agent, 31% of all reportable payments made to me will be withheld until I provide a certified taxpayer identification number.

 -----------------------------------      ____________________________ , 1999
              SIGNATURE                                  DATE

 -----------------------------------
         NAME (PLEASE PRINT)

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD DEBENTURES. This Letter of Transmittal is to be completed by Holders of tendered Old Debentures if physical certificates representing such tendered Old Debentures are to be forwarded herewith pursuant to the procedures set forth in the Exchange Circular under "The Exchange Offer--Procedures for Tendering Old Debentures." For a Holder of physical certificates to properly tender Old Debentures pursuant to the Exchange Offer, a properly completed and duly executed copy of this Letter of Transmittal, including the Substitute Form W-9, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein, and certificates for tendered Old Debentures must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. Any financial institution that is a participant in DTC (the "Book-Entry Transfer Facility") may electronically transmit its acceptance of the Exchange Offer by causing DTC to transfer Old Debentures to the Exchange Agent in accordance with DTC's ATOP procedures for such transfer prior to the Expiration Date. The Exchange Agent will make available its general participant account for the Old Debentures at the Book-Entry Transfer Facility for purposes of the Exchange Offer. Any financial institution that is a participant in the Book-Entry Transfer Facility may make a book-entry delivery of Old Debentures by causing the Book-Entry Transfer Facility to transfer Old Debentures to the Exchange Agent's account prior to the Expiration Date. Delivery of a Letter of Transmittal to a Book-Entry Transfer Facility will not constitute valid delivery to the Exchange Agent. The method of delivery of certificates for tendered Old Debentures, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering Holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or tendered Old Debentures should be sent to the Company. Neither the Company nor the Exchange Agent is under any obligation to notify any tendering Holder of the Company's acceptance of tendered Old Debentures prior to the closing of the Exchange Offer. NEW DEBENTURES WILL BE DELIVERED ONLY IN BOOK-ENTRY FORM THROUGH DTC AND ONLY TO THE DTC ACCOUNT OF THE TENDERING HOLDER OR THE TENDERING HOLDER'S CUSTODIAN. ACCORDINGLY, A HOLDER WHO TENDERS OLD DEBENTURES MUST SPECIFY IN BOX 6 THE DTC PARTICIPANT NAME, NUMBER, AND CONTACT INFORMATION TO WHICH THE NEW DEBENTURES SHOULD BE DELIVERED.

  2. GUARANTEED DELIVERY PROCEDURES. If a Holder desires to tender Old Debentures pursuant to the Exchange Offer and: (a) certificates representing such tendered Old Debentures are not immediately available; (b) time will not permit such Holder(s) Letter of Transmittal, certificates representing such tendered Old Debentures and all other required documents to reach the Exchange Agent on or prior to the Expiration Date; or (c) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, such Holder may tender Old Debentures with the effect that such tender will be deemed to have been received on or prior to the Expiration Date if the procedures set forth below and in the Exchange Circular under "The Exchange Offer--Guaranteed Delivery Procedures" (including the completion of Box 4 above) are followed. Pursuant to such procedures: (i) the tender must be made by or through an Eligible Institution (as defined herein); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company herewith, or an Agent's Message with respect to a guaranteed delivery that is accepted by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the certificates for the tendered Old Debentures, in proper form for transfer (or a Book-Entry Confirmation of the transfer of such tendered Old Debentures to the Exchange Agent's account at DTC as described in the Exchange Circular), together with a Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message, must be received by the Exchange Agent within three New York Stock Exchange (the "NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery. Any Holder who wishes to tender Old Debentures pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such tendered Old Debentures prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

  3. BENEFICIAL OWNER INSTRUCTIONS TO HOLDERS. Only a Holder in whose name Old Debentures are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Old Debentures who is not the Holder must arrange promptly with the Holder to exchange Old Debentures on his or her behalf.

  4. AMOUNT OF TENDERS. Tenders of Old Debentures will be accepted only in multiples of $1,000 in principal amount. If less than the entire principal amount of Old Debentures held by the Holder is tendered, the Holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Old Debentures Tendered" (Box 1 and/or Box 2) above. The entire principal amount of Old Debentures delivered to the Exchange Agent will be deemed to have been tendered for exchange unless otherwise indicated. If the entire principal amount of all Old Debentures held by the Holder is not tendered for exchange, then new certificates representing the Old Debentures for the principal amount of Old Debentures not tendered for exchange will be sent to the Holder at its registered address, unless a different address is provided in the box entitled "Special Delivery Instructions" (Box 3) on this Letter of Transmittal, as soon as practicable following the Expiration Date.

  5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the Holder(s) of the tendered Old Debentures, the signature must correspond with the name(s) as written on the face of the tendered Old Debentures without alteration, enlargement or any change whatsoever.

  If any of the tendered Old Debentures are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Debentures are held in different names, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal as there are different names in which such tendered Old Debentures are held.

  If this Letter of Transmittal is signed by the Holder(s) of Old Debentures, then such Holder(s) need not and should not endorse any Old Debentures, nor provide a separate bond power. In any other case, such Holder(s) must either properly endorse the tendered Old Debentures or transmit a properly completed separate bond power with this Letter of Transmittal with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor (as defined below).

  If this Letter of Transmittal is signed by a person other than the Holder(s) of any tendered Old Debentures, such tendered Old Debentures must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the Holder(s) appear(s) on the tendered Old Debentures, with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor.

  If this Letter of Transmittal or any tendered Old Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

  Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each a "Medallion Signature Guarantor"), unless the Old Debentures are tendered: (i) by the Holder of the Old Debentures (or by a participant in DTC whose name appears on a security position listing as the owner of such Old Debentures) who has not completed Box 3 ("Special Delivery Instructions") on this Letter of Transmittal; or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the tendered Old Debentures are registered in the name of a person other than the signer of the Letter of Transmittal or if Old Debentures not tendered are to be returned to a person other than the Holder, then the signature on this Letter of Transmittal accompanying the tendered Old Debentures must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial Owners whose tendered Old Debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company, or other nominee if they desire to tender such Old Debentures.

  6. SPECIAL DELIVERY INSTRUCTIONS. Holders should indicate in Box 3 ("Special Delivery Instructions") the name and address to which substitute Old Debentures for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

  7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Debentures pursuant to the Exchange Offer. If, however, substitute Old Debentures for amounts not tendered or not exchanged are to be delivered to, or are to be registered in the name of, any person other than the Holder of Old Debentures tendered, or if tendered Old Debentures are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of Old Debentures pursuant to the Exchange Offer, then the amount of any such transfer tax (whether imposed on the Holder or on any other person) will be payable by the Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such Holder and/or withheld from any payments due with respect to the Old Debentures tendered by such Holder. It will not be necessary for transfer tax stamps to be affixed to the tendered Old Debentures listed in this Letter of Transmittal.

  8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that the Holder(s) of any Old Debentures which are accepted for exchange must provide the Exchange Agent (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a Holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to backup withholding on payments made in exchange for any Old Debentures and a $50 penalty may be imposed by the Internal Revenue Service ("IRS"). Backup withholding is not an additional Federal income tax. Rather, the amount of tax withheld will be credited against the Federal income tax liability of persons subject to backup withholding. If backup withholding results in an over-payment of taxes, a refund may be obtained from the IRS. Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Each Holder should consult with a tax advisor regarding qualification for exemption from backup withholding and the procedure for obtaining such exemption. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  To prevent backup withholding, each Holder of tendered Old Debentures must provide such Holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN), and that: (i) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of failure to report all interest or dividends; or (ii) if previously so notified, the IRS has notified the Holder that such Holder is no longer subject to backup withholding. If the tendered Old Debentures are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

  The Company reserves the right in its sole discretion to take all necessary or appropriate measures to comply with the Company's obligation regarding backup withholding.

  9. VALIDITY OF TENDERS. All questions concerning the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Old Debentures will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old Debentures not validly tendered or any Old Debentures, the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Debentures concerning any ineligibility of any Holder who seeks to tender Old Debentures in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Debentures must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Debentures, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify any of the conditions in the Exchange Offer concerning any Old Debentures.

  11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Old Debentures or transmittal of this Letter of Transmittal will be accepted.

  12. MUTILATED, LOST, STOLEN, OR DESTROYED DEBENTURES. Any Holder whose tendered Old Debentures have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

  13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Exchange Circular or this Letter of Transmittal may be directed to the Exchange Agent or the Information Agent at the addresses and telephone numbers indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

  14. ACCEPTANCE OF TENDERED DEBENTURES AND ISSUANCE OF EXCHANGE DEBENTURES; RETURN OF DEBENTURES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Debentures as soon as practicable after the Expiration Date, and will issue New Debentures therefor, along with payment of any fractional portion of New Debentures in cash, payment of accrued interest on the Old Debentures accepted for exchange, and payment of the Participation Fee, on the third business day following the Expiration Date. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Debentures when, as, and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any tendered Old Debentures are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Debentures will be returned, without expense, to the undersigned at the address shown in Box l and/or Box 2 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

  15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Exchange Circular under the caption "The Exchange Offer-- Withdrawal Rights."